EXHIBIT 4.2







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                                                             EXECUTION VERSION






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             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)



                                      and



                            COLUMN FINANCIAL, INC.
                                   (Seller)



                 --------------------------------------------

                       MORTGAGE LOAN PURCHASE AGREEMENT



                         Dated as of February 26, 2004

                 --------------------------------------------




==============================================================================



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
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                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----

Section 1.    Transactions on or Prior to the Closing Date.........................1
Section 2.    Closing Date Actions.................................................1
Section 3.    Conveyance of Mortgage Loans.........................................2
Section 4.    Depositor's Conditions to Closing....................................9
Section 5.    Seller's Conditions to Closing......................................10
Section 6.    Representations and Warranties of Seller............................10
Section 7.    Obligations of Seller...............................................13
Section 8.    Crossed Mortgage Loans..............................................17
Section 9.    [Reserved]..........................................................17
Section 10.   Representations and Warranties of Depositor.........................17
Section 11.   Survival of Certain Representations, Warranties and Covenants.......18
Section 12.   Transaction Expenses................................................18
Section 13.   Recording Costs and Expenses........................................18
Section 14.   Notices.............................................................19
Section 15.   Examination of Mortgage Files.......................................19
Section 16.   Successors..........................................................19
Section 17.   Governing Law.......................................................19
Section 18.   Severability........................................................20
Section 19.   Further Assurances..................................................20
Section 20.   Counterparts........................................................20
Section 21.   Treatment as Security Agreement.....................................20
Section 22.   Recordation of Agreement............................................21


Schedule I        Schedule of Transaction Terms
Schedule II       Mortgage Loan Schedule
Schedule III      Mortgage Loans Constituting Mortgage Groups
Schedule IV       Mortgage Loans with Lost Notes
Schedule V        Exceptions to Seller's Representations and Warranties
Exhibit A         Representations and Warranties Regarding the Mortgage Loans
Exhibit B         Form of Lost Note Affidavit



                                      i
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                       MORTGAGE LOAN PURCHASE AGREEMENT


            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of February 26, 2004, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                   RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                   AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that, in the case of the Group 1 Mortgage Loans, item (a)(xvi) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under said item (a)(xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the applicable Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the applicable Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the applicable Master Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust

Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

                  (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" shall be the price mutually agreed upon as such in writing between Depositor and Seller.

                  (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

                  (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

                  (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to any related servicing rights of any applicable Master Servicer under, and/or any applicable Primary Servicer contemplated by, the Pooling and Servicing Agreement, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in
Section 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

            (a) in the case of each Mortgage Loan (other than the Mayfair Mall Mortgage Loan and the Stanford Shopping Center Mortgage Loan)--

                  (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening


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      endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1, without recourse, representation or warranty, express or implied";

                  (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office,
      (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

                  (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1";

                  (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

                  (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1";

                  (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to Seller;

                  (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

                  (viii) originals or copies of all (A) assumption agreements,
      (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of


                                     -3-
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      recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

                   (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

                  (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

                  (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

                  (xiii) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, and a copy of the promissory note relating to such other debt (if such other debt is also secured by the related Mortgage);

                  (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

                  (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);


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                  (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, in the case of a Group 1 Mortgage Loan, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

                  (xvii) any related environmental insurance policy and any environmental guarantee or indemnity agreement or copies thereof;

                  (xviii) the original or a copy of the ground lease and ground lease estoppels, if any, and any amendments, modifications or extensions thereto, if any, or certified copies thereof;

                  (xix) the original or copy of any property management agreement;

                  (xx) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer/assignment documents; and

                  (xxi) a checklist of the documents included in the subject Mortgage File;

            (b) in the case of the Mayfair Mall Mortgage Loan--

                  (i) the original executed Note for such Mortgage Loan, endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, either on the face thereof or pursuant to a separate allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1, without recourse, representation or warranty, express or implied" (and, further showing a complete, unbroken chain of endorsement from the Mortgage Loan Originator (if the Mortgage Loan Originator is other than Seller);

                  (ii) a copy of the executed Mayfair Mall Intercreditor Agreement;

                  (iii) a copy of a Mayfair Mall Servicing Agreement; and

                  (iv) a copy of the documents that make up the "Mortgage File" under the Mayfair Mall Servicing Agreement; and

            (c) in the case of the Stanford Shopping Center Mortgage Loan--

                  (i) the original executed Note for such Mortgage Loan, endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, either on the face thereof or pursuant to a separate allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1, without recourse, representation or warranty, express or implied" (and, further showing a complete, unbroken chain of endorsement from the Mortgage Loan Originator (if the Mortgage Loan Originator is other than Seller);


                                     -5-
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                  (ii) a copy of the executed Stanford Shopping Center
      Intercreditor Agreement;

                  (iii) a copy of a Stanford Shopping Center Servicing Agreement; and

                  (iv) a copy of the documents that make up the "Mortgage File" under the Stanford Shopping Center Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, other than with respect to the Mayfair Mall Mortgage Loan and the Stanford Shopping Center Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (a)(ii), (a)(iv), (a)(viii), (a)(xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (a)(xii) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon, within 120 days after the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate recording or filing office such original or photocopy). Compliance with this paragraph will satisfy Seller's delivery requirements under this
Section 3 with respect to the subject document(s) and instrument(s).

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, other than with respect to the Mayfair Mall Mortgage Loan and the Stanford Shopping Center Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (a)(ii), (a)(iv), (a)(viii), (a)](xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (a)(xii) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan (exclusive of the Mayfair Mall Mortgage Loan and the Stanford


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Shopping Center Mortgage Loan), solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall so notify the Trustee or its designee and shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            Notwithstanding the foregoing, Seller may, at its sole cost and expense, but is not obligated to, engage a third-party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses
(a)(iii), (a)(v), and (a)(xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit those Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller; and, if Seller does not engage a third party as contemplated by the immediately preceding sentence, then Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

            Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans (exclusive of the Mayfair Mall Mortgage Loan and the Stanford Shopping Center Mortgage Loan) to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any documents and other writings not enumerated in this parenthetical that have been prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

            Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer).

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Upon the sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in
Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

                  (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

                  (ii) the Mortgage Loan Schedule;

                  (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6(a) (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

                  (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

                  (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

                  (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

            (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6.  Representations and Warranties of Seller.

            (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

                  (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                  (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

                  (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

                  (iv) Seller is solvent and the sale of the Mortgage Loans
      (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

                  (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

                  (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

                  (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

                  (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

                  (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

            (b) Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to
Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If Seller receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) or, in the case of any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" detailed in the immediately following paragraph) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects, or is deemed hereby to materially and adversely affect, the value of any Mortgage Loan or any successor REO Loan with respect thereto or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect", as applicable), then Seller shall, upon written request of Depositor, the Trustee, the applicable Master Servicer or the applicable Special Servicer, not later than 90 days after the receipt by Seller of such written request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the applicable Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code),
(iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and
(iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the applicable Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then Seller shall have an additional 90 days to cure such Material Defect or Material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) during or prior to the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the applicable Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (a)(ix) of the last sentence of the first paragraph of Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation, or a copy of the intervening assignment and the related recording information; or (e) the absence from the Mortgage File (or, in the case of a Group 1 Mortgage Loan, the Servicer File) of any required original letter of credit, provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease; provided that clauses (b) through (f) of this sentence shall not apply to the Mayfair Mall Mortgage Loan or the Stanford Shopping Center Mortgage Loan. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or
(f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Defect.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach", as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice pursuant to this Section 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

            If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If
(i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            In the event that Seller has an obligation to repurchase the applicable Mayfair Mall Companion Loan from the Series 2003-C4 Trust by reason of a "Material Defect" or a "Material Breach" (as such terms are defined in the Series 2003-C4 PSA), then Seller shall repurchase the Mayfair Mall Mortgage Loan at the Purchase Price contemporaneously with any repurchase of such Mayfair Mall Companion Loan.

            In the event that Seller has an obligation to repurchase the Stanford Shopping Center Companion Loan from the Series 2003-C5 Trust by reason of a "Material Document Defect" or a "Material Breach" (as such terms are defined in the Series 2003-C5 PSA), then Seller shall repurchase the Stanford Shopping Center Mortgage Loan at the Purchase Price contemporaneously with any repurchase of the Stanford Shopping Center Companion Loan.

            In the event that Seller receives notice from the applicable Master Servicer that the Borrower under the TVO Portfolio Mortgage Loan intends to defease, in whole or in part, such Mortgage Loan prior to the second anniversary of the Closing Date, then Seller shall repurchase the TVO Portfolio Mortgage Loan at the Purchase Price and pay the TVO Portfolio Yield Maintenance Payment, within 30 days after its receipt of such notice, but in any event no later than one (1) Business Day prior to the related defeasance date (provided that such defeasance date is prior to the second anniversary of the Closing Date.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, receipt of the Mortgage File(s) for the related Qualified Substitute Mortgage Loans(s)), shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of Seller set forth in this Section 7 constitute the sole remedies available to Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting a Mortgage Loan.

            Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9.  [Reserved]

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 13 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 13 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, shall be paid by the party incurring the subject expense).

            Section 13. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.:
(212) 743-4756 (with a copy to Tessa Peters, Telecopy No.: (212) 325-8282), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy No.: (404) 261-5879, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

            Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage
Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated February 26, 2004, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH

STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, SELLER AND DEPOSITOR EACH HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage
Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

                  (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

            (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                    * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.



                                    COLUMN FINANCIAL, INC.,
                                    as Seller



                                    By: /s/ Priscilla Horning
                                        --------------------------------------
                                        Name:   Priscilla Horning
                                        Title:  Vice President



                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.,
                                    as Depositor



                                    By: /s Jeffrey A. Altabef
                                        --------------------------------------
                                        Name:  Jeffrey A. Altabef
                                        Title: Vice President

                                                                    SCHEDULE I

                         SCHEDULE OF TRANSACTION TERMS


            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of February 26, 2004, between Column Financial, Inc. and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Beverly Center Mortgage Loan" shall mean the Mortgage Loan secured by the Mortgaged property identified on the Mortgage Loan Schedule as "Beverly Center".

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "CBA Mortgage Loan" means any Mortgage Loan that constitutes a "CBA A Loan" under the Pooling and Servicing Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated February 26, 2004, between Depositor and the Initial Purchaser.

            "Certificates"  means the  Credit  Suisse  First  Boston  Mortgage
Securities   Corp.,    Commercial    Mortgage    Pass-Through    Certificates,
Series 2004-C1.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means March 12, 2004.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in March 2004.

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.


                                   SCH. I-1

            "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Group 1 Mortgage Loan" means any Mortgage that constitutes a "Group 1 Loan" under the Pooling and Servicing Agreement.

            "Initial Purchaser" means Credit Suisse First Boston LLC.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" shall have the meaning given such term in
Section 7 of this Agreement.

            "Material Defect" shall have the meaning given such term in
Section 7 of this Agreement.

            "Mayfair Mall Mortgage Loan" shall mean the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as "Mayfair Mall".

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

            "Mortgage Group" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in
Section 2 of this Agreement.


                                   SCH. I-2

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated February 26, 2004, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of March 11, 2004, among Depositor, the Master Servicers, the Special Servicers and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Primary Collateral" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus dated November 10, 2003, that is a part of Depositor's registration statement on Form S-3 (File No. 333-97955).

            "Prospectus Supplement" means the Prospectus Supplement, dated February 26, 2004, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C Certificates.

            "Seller" shall have the meaning given such term in the first sentence of this Agreement.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3.

            "Stanford Shopping Center Mortgage Loan" shall mean the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as "Stanford Shopping Center".

            "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "TVO Portfolio Mortgage Loan" shall mean the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as "TVO Portfolio".

            "Underwriters" means Credit Suisse First Boston LLC, McDonald Investments Inc., PNC Capital Markets, Inc., Lehman Brothers Inc. and WaMu Capital Corp.

            "Underwriting Agreement" means the Underwriting Agreement, dated February 26, 2004, between Depositor and the Underwriters.


                                   SCH. I-3


                                                                                                                     SCHEDULE II


                                                        MORTGAGE LOAN SCHEDULE


                                                                                                                              Units/
                                                                                                                              Sq.Ft/
              Servicing                                                                                             Zip       Rooms/
   #  Crossed   Group    Property Name                         Address               City       County      State   Code      Pads
------------------------------------------------------------------------------------------------------------------------------------
   1             2    Bay Plaza Community Center      2100 Bartow Avenue          Bronx        Bronx         NY    10475    509,710
------------------------------------------------------------------------------------------------------------------------------------
   2             1    Beverly Center                  8500 Beverly Boulevard      Los Angeles  Los Angeles   CA    90048    855,015
------------------------------------------------------------------------------------------------------------------------------------
   3             1    Stanford Shopping Center        180 El Camino Real          Palo Alto    Santa Clara   CA    94304  1,387,369
------------------------------------------------------------------------------------------------------------------------------------
   4             2    Mayfair Mall
------------------------------------------------------------------------------------------------------------------------------------
  4A                  Mayfair Mall - Retail           2500 North Mayfair Road     Wauwatosa    Milwaukee     WI    53226    858,165
------------------------------------------------------------------------------------------------------------------------------------
  4B                  Mayfair Mall - Office           2500 North Mayfair Road     Wauwatosa    Milwaukee     WI    53226    419,318
------------------------------------------------------------------------------------------------------------------------------------
   5             1    Meristar Hospitality Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  5A                  MeriStar Columbia               10207 Wincopin Circle       Columbia     Howard        MD    21044        288
------------------------------------------------------------------------------------------------------------------------------------
  5B                  MeriStar Arlington              950 North Stafford Street   Arlington    Arlington     VA    22203        209
------------------------------------------------------------------------------------------------------------------------------------
   6             2    Northfield Square Mall          1600 North State Route 50   Bourbonnais  Kankakee      IL    60914    381,877
------------------------------------------------------------------------------------------------------------------------------------
   7             1    TVO Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  7A                  TVO Portfolio - French Quarter  4201 Cedar Elm Lane         Wichita      Wichita       TX    76308        372
                                                                                  Falls
------------------------------------------------------------------------------------------------------------------------------------
  7B                  TVO Portfolio - Garden Pointe   8619 East 61st Terrace      Kansas City  Jackson       MO    64129        200
                      Apartments
------------------------------------------------------------------------------------------------------------------------------------
  7C                  TVO Portfolio - Timbers         4615 South Virginia Street  Amarillo     Randall       TX    79109        224
                      Apartments
------------------------------------------------------------------------------------------------------------------------------------
  7D                  TVO Portfolio - Sycamore        1945 Everett's Folly        Memphis      Shelby        TN    38134        114
                      Village Apartments
------------------------------------------------------------------------------------------------------------------------------------
  7E                  TVO Portfolio - Hillside Park   11026 College Lane          Kansas City  Jackson       MO    64137        128
                      Apartments
------------------------------------------------------------------------------------------------------------------------------------
   8      (A)    1    Red Lion Hotel Pasco            2525 North 20th Avenue      Pasco        Franklin      WA    99301        279
------------------------------------------------------------------------------------------------------------------------------------
   9      (A)    1    Red Lion Hotel Salt Lake        161 West 600 South          Salt Lake    Salt Lake     UT    84101        393
                      Downtown                                                    City
------------------------------------------------------------------------------------------------------------------------------------
  10      (A)    1    Red Lion Hotel Redding          1830 Hilltop Drive          Redding      Shasta        CA    96002        192
------------------------------------------------------------------------------------------------------------------------------------
  11      (A)    1    Red Lion Hotel Richland         802 George Washington Way   Richland     Benton        WA    99352        149
                      Hanford House
------------------------------------------------------------------------------------------------------------------------------------
  13             2    Canterbury Apartments           21 Congress Street          Nashua       Hillsborough  NH    03062        480
------------------------------------------------------------------------------------------------------------------------------------
  17             1    Northland Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  17A                 Northland Portfolio -           5827 Northwest Loop 410     San Antonio  Bexar         TX    78238        344
                      Coppermill
------------------------------------------------------------------------------------------------------------------------------------
  17B                 Northland Portfolio -           2002 Airline Road           Corpus       Nueces        TX    78412        288
                      Candlewood                                                  Christi
------------------------------------------------------------------------------------------------------------------------------------
  17C                 Northland Portfolio - Randolph  4516 Randolph Road          Charlotte    Mecklenburg   NC    28211        152
                      Park
------------------------------------------------------------------------------------------------------------------------------------
  19             1    Belmont Landing Apartments      8104 Webb Road              Riverdale    Clayton       GA    30274        424
------------------------------------------------------------------------------------------------------------------------------------
  26             1    Sportmart/Westwood Self         1901 South Sepulveda        Los Angeles  Los Angeles   CA    90025     97,600
                      Storage                         Boulevard and 1910 Pontius
                                                      Avenue
------------------------------------------------------------------------------------------------------------------------------------
  30             2    Irving Towne Center             3401 West Airport Freeway   Irving       Dallas        TX    75062    118,487
------------------------------------------------------------------------------------------------------------------------------------
  31             1    Ashford Park Apartments         1700 East Date Street       San          San           CA    92404        251
                                                                                  Bernardino   Bernardino
------------------------------------------------------------------------------------------------------------------------------------
  32             2    National Amusements Anchored    173 Morris Avenue, 175      Holtsville   Suffolk       NY    11742     84,810
                      Center                          Morris Avenue, 185 Morris
                                                      Avenue and 50 Middle Avenue
------------------------------------------------------------------------------------------------------------------------------------
  33             1    Riverbend Commons               305-407 South Telegraph     Monroe       Monroe        MI    48161     94,852
                                                      Road and 1170-1190 West
                                                      Front Street
------------------------------------------------------------------------------------------------------------------------------------
  34             2    Shoppes of Kenwood              7710-7724 Montgomery Road   Cincinnati   Hamilton      OH    45236     80,096
------------------------------------------------------------------------------------------------------------------------------------
  38             2    32-50 Cooper Square             32-50 Cooper Square         New York     New York      NY    10003    161,207
------------------------------------------------------------------------------------------------------------------------------------
  45             1    Northaven Park Apartments       11457 Dennis Road           Dallas       Dallas        TX    75229        344
------------------------------------------------------------------------------------------------------------------------------------
  47             2    Timbers of Deerbrook            9814 F.M. 1960 Bypass       Humble       Harris        TX    77338        260
                      Apartments
------------------------------------------------------------------------------------------------------------------------------------
  48             2    Big Pine Key Shopping Center    151-287 Key Deer Boulevard  Big Pine Key Monroe        FL    33043     93,151
------------------------------------------------------------------------------------------------------------------------------------
  51             1    Far North Shopping Center       6300 San Mateo Boulevard    Albuquerque  Bernalillo    NM    87109    132,933
------------------------------------------------------------------------------------------------------------------------------------
  53             1    Junipero Serra Office Building  2171 Junipero Serra         Daly City    San Mateo     CA    94014     50,476
                                                      Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  54             1    TownePlace Suites Dearborn      6141 Mercury Drive          Dearborn     Wayne         MI    48126        148
------------------------------------------------------------------------------------------------------------------------------------

                                                                SCH. II-1


                                                                                                                              Units/
                                                                                                                              Sq.Ft/
              Servicing                                                                                             Zip       Rooms/
   #  Crossed   Group    Property Name                         Address               City       County      State   Code      Pads
------------------------------------------------------------------------------------------------------------------------------------

  55             1    Mallory Corners                 1701 Mallory Lane           Brentwood    Williamson    TN    37027     70,000
------------------------------------------------------------------------------------------------------------------------------------
  56             2    Canal Overlook                  430 Indiana Avenue          Indianapolis Marion        IN    46202        125
------------------------------------------------------------------------------------------------------------------------------------
  61             1    30 Buxton Farms Road            30 Buxton Farm Road         Stamford     Fairfield     CT    06905     62,148
------------------------------------------------------------------------------------------------------------------------------------
  66             2    Columbus Greens                 5050 Columbus Street SE     Albany       Linn          OR    97321        268
------------------------------------------------------------------------------------------------------------------------------------
  67             1    Blackhawk Apartments            3010 Simcoe Drive           Fort Wayne   Allen         IN    46815        209
------------------------------------------------------------------------------------------------------------------------------------
  68             2    Oakwood Village Apartments      2735 East Highway 80        Mesquite     Dallas        TX    75150        288
------------------------------------------------------------------------------------------------------------------------------------
  72      (B)    1    Avgeris-RBX Industries          16800 South Canal Street    South        Cook          IL    60473     91,504
                                                                                  Holland
------------------------------------------------------------------------------------------------------------------------------------
  73      (B)    1    Avgeris-IVEX Packaging          3100 Randolph Street        Bellwood     Cook          IL    60104     71,498
------------------------------------------------------------------------------------------------------------------------------------
  74      (B)    1    Avgeris-Ultra Care              2001 North Janice Avenue    Melrose Park Cook          IL    60160     37,280
------------------------------------------------------------------------------------------------------------------------------------
  75             2    Bammelwood Apartments           2402 Bammelwood Drive       Houston      Harris        TX    77014        226
------------------------------------------------------------------------------------------------------------------------------------
  78             1    Ala Moana Tower                 1617 Kapiolani Boulevard    Honolulu     Honolulu      HI    96814        134
------------------------------------------------------------------------------------------------------------------------------------
  79             1    Springlake Park Mobile Home     51458 Southeast Westlake    Scappoose    Columbia      OR    97056        147
                      Park                            Drive
------------------------------------------------------------------------------------------------------------------------------------
  80             2    Macedon Commons Shopping        1503 Canandaigua Road       Macedon      Wayne         NY    14502     76,278
                      Center
------------------------------------------------------------------------------------------------------------------------------------
  81             1    South Pointe Village Mobile     11100 Gibson Boulevard      Albuquerque  Bernalillo    NM    87123        282
                      Home Park                       Southeast
------------------------------------------------------------------------------------------------------------------------------------
  82             2    Fountain Brook Apartments       100 Brookhaven Circle       Fort         Catoosa       GA    30742        112
                                                                                  Oglethorpe
------------------------------------------------------------------------------------------------------------------------------------
  84             1    Lakeside Villas                 4846 Cherry Road            West Palm    Palm Beach    FL    33417        104
                                                                                  Beach
------------------------------------------------------------------------------------------------------------------------------------
  85             2    Westpark Place Office Building  6250-6260 Westpark Drive    Houston      Harris        TX    77057    113,857
------------------------------------------------------------------------------------------------------------------------------------
  86             1    TownePlace Suites Livonia       17450 Fox Drive             Livonia      Wayne         MI    48152         95
------------------------------------------------------------------------------------------------------------------------------------
  88             2    Nacogdoches Marketplace         4604-4610 North Street      Nacogdoches  Nacogdoches   TX    75965     57,413
------------------------------------------------------------------------------------------------------------------------------------
  90             1    Warwick Apartments              2400 Arrowhead Drive        Abilene      Taylor        TX    79606        152
------------------------------------------------------------------------------------------------------------------------------------
  92             1    Country Inns & Suites Clive     1350 Northwest 118th Street Clive        Polk          IA    50325        104
------------------------------------------------------------------------------------------------------------------------------------
  94             1    Hampton Inn Mechanicsville      7433 Bell Creek Road        Mechanics-   Hanover       VA    23111         80
                                                                                  ville
------------------------------------------------------------------------------------------------------------------------------------
  95             2    Thunderbird Village Mobile      706 Dennis Street Southeast Tumwater     Thurston      WA    98501        115
                      Home Park
------------------------------------------------------------------------------------------------------------------------------------
  96             1    Physicians Plaza II             8042 Wurzbach Road          San Antonio  Bexar         TX    78229     63,759
------------------------------------------------------------------------------------------------------------------------------------
  97             2    Timbers of Keegan's Bayou       11650 West Bellfort Avenue  Houston      Harris        TX    77099        152
                      Apartments
------------------------------------------------------------------------------------------------------------------------------------
  98             1    Redbird Towers                  3203 Camp Wisdom Road       Dallas       Dallas        TX    75237     50,951
------------------------------------------------------------------------------------------------------------------------------------
  99             2    Hampton Inn Midlothian          800 Research Road           Richmond     Chesterfield  VA    23236         80
------------------------------------------------------------------------------------------------------------------------------------
  104            2    Parkridge Plaza                 2009 - 2099 Wadsworth       Lakewood     Jefferson     CO    80214     61,794
                                                      Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  106            1    Buckner Village Apartments      1810 John West Road         Dallas       Dallas        TX    75228        172
------------------------------------------------------------------------------------------------------------------------------------
  107            2    Chastain Manor Apartments       1631 and 1700 Stanton Road  Atlanta      Fulton        GA    30311        157
                                                      Southwest
------------------------------------------------------------------------------------------------------------------------------------
  109            2    Park Towers Apartments          106-112 Union Road          Spring       Rockland      NY    10977        169
                                                                                  Valley
------------------------------------------------------------------------------------------------------------------------------------
  110            1    Katonah Shopping Center         262-294 Katonah Avenue      Katonah      Westchester   NY    10536     28,072
------------------------------------------------------------------------------------------------------------------------------------
  115            1    Chestnut Hill                   7700 Germantown Avenue      Philadelphia Philadelphia  PA    19118     34,294
------------------------------------------------------------------------------------------------------------------------------------
  116            2    Village Center at Marshall's    Route 209 & 402             Marshall's   Monroe        PA    18301     64,110
                      Creek                                                       Creek
------------------------------------------------------------------------------------------------------------------------------------
  117            2    Assured Storage                 2453 Midway Road            Carrollton   Dallas        TX    75006     65,520
------------------------------------------------------------------------------------------------------------------------------------
  120            2    12 Greenridge Avenue            12 Greenridge Avenue        White Plains Westchester   NY    10605     23,742
------------------------------------------------------------------------------------------------------------------------------------
  121            1    Yahara Landing Apartments       1624-1630 Fordem Avenue     Madison      Dane          WI    53704         72
------------------------------------------------------------------------------------------------------------------------------------
  122            2    Sierra Verde Apartments         2600 East Idaho Avenue      Las Cruces   Dona Ana      NM    88011        130
------------------------------------------------------------------------------------------------------------------------------------
  123            1    Pepper Ridge Apartments         1011 Vance Jackson Road     San Antonio  Bexar         TX    78201        144
------------------------------------------------------------------------------------------------------------------------------------
  125            2    Pine Tree Apartments            1435 Bernath Parkway        Toledo       Lucas         OH    43615         90
------------------------------------------------------------------------------------------------------------------------------------
  128            2    Arch Creek Run Apartments       139 Rachel Street           Melbourne    Brevard       FL    32901         96
------------------------------------------------------------------------------------------------------------------------------------
  129            2    Storage Center                  4080 Mariner Boulevard      Spring Hill  Hernando      FL    33609     68,835
------------------------------------------------------------------------------------------------------------------------------------
  130            1    Cy Fair Plaza                   13203 Jones Road            Houston      Harris        TX    77070     49,388
------------------------------------------------------------------------------------------------------------------------------------
  133            1    Presidential Suites Apartments
------------------------------------------------------------------------------------------------------------------------------------
 133A                 Presidential Suites - The       3569 Ivy Hill Circle        Cortland     Trumbull      OH    44410         59
                      Arbors I
------------------------------------------------------------------------------------------------------------------------------------
 133B                 Presidential Suites - The       3500 Boston Avenue          Warren       Trumbull      OH    44484         48
                      Arbors II
------------------------------------------------------------------------------------------------------------------------------------
 133C                 Presidential Suites - The       1150 Salt Springs Road      Lordstown    Trumbull      OH    44481         39
                      Arbors III
------------------------------------------------------------------------------------------------------------------------------------
  135            1    Century Plaza                   1700-1746 Woolco Way        Orlando      Orange        FL    32822     28,700
------------------------------------------------------------------------------------------------------------------------------------
  137            2    Chevy Chase Apartments          1710 Logansport Road        Nacogdoches  Nacogdoches   TX    75961        120
------------------------------------------------------------------------------------------------------------------------------------
  142            1    Park on Vista Apartments        201 Vista Road              Pasadena     Harris        TX    77504        108
------------------------------------------------------------------------------------------------------------------------------------


                                                                SCH. II-2


                                                                                                                              Units/
                                                                                                                              Sq.Ft/
              Servicing                                                                                             Zip       Rooms/
   #  Crossed   Group    Property Name                         Address               City       County      State   Code      Pads
------------------------------------------------------------------------------------------------------------------------------------

  144            1    Hibert Office                   9948 Hibert Street          San Diego    San Diego     CA    92131     19,250
------------------------------------------------------------------------------------------------------------------------------------
  145            1    Raffin Executive Center         1112 Ocean Drive            Manhattan    Los Angeles   CA    90266      8,877
                                                                                  Beach
------------------------------------------------------------------------------------------------------------------------------------
  147            1    Monterey Apartments /
                      Sherbrooke Apartments
------------------------------------------------------------------------------------------------------------------------------------
 147A                 Sherbrooke Apartments           90 - 118 Sherbrooke Avenue  Hartford     Hartford      CT    06106         38
------------------------------------------------------------------------------------------------------------------------------------
 147B                 Monterey Apartments             748-768 New Britain Avenue  Hartford     Hartford      CT    06106         52
------------------------------------------------------------------------------------------------------------------------------------
  148            2    Hidden Hollow Apartments        1800 Beacon Drive           Saginaw      Saginaw       MI    48602         84
------------------------------------------------------------------------------------------------------------------------------------
  150            2    Medford Shopping Center         3429 Horse Block Road       Medford      Suffolk       NY    11763     56,040
------------------------------------------------------------------------------------------------------------------------------------
  151            1    Catalina Apartments             3425 South Polk Street      Dallas       Dallas        TX    75224        123
------------------------------------------------------------------------------------------------------------------------------------
  152            1    Crestridge Apartments           3200 Walnut Street          Garland      Dallas        TX    75042        102
------------------------------------------------------------------------------------------------------------------------------------
  153     (C)    2    Richlawn Acres Apartments       1059 Richmond Road          Painesville  Lake          OH    44077         48
------------------------------------------------------------------------------------------------------------------------------------
  154     (C)    2    Grant Street Apartments         55 Grant Street             Painesville  Lake          OH    44077         36
------------------------------------------------------------------------------------------------------------------------------------
  156            1    DP Building One                 10200 Lantern Road          Fishers      Hamilton      IN    46038     29,954
------------------------------------------------------------------------------------------------------------------------------------
  158            1    Mesa Grande                     2912 East McKellips Rd      Mesa         Maricopa      AZ    85213        110
------------------------------------------------------------------------------------------------------------------------------------
  159            1    Greylock Apartments             117-119 South Chester Road  Swarthmore   Delaware      PA    19081         49
------------------------------------------------------------------------------------------------------------------------------------
  160            2    Swarthmore Apartments           111 South Chester Road      Swarthmore   Delaware      PA    19081         41
------------------------------------------------------------------------------------------------------------------------------------
  161            1    Royalwood Apartments            5261-5301 Royalwood Road    North        Cuyahoga      OH    44133         66
                                                                                  Royalton
------------------------------------------------------------------------------------------------------------------------------------
  163            1    Burnet House                    8935 Burnet Avenue          North Hills  Los Angeles   CA    91343         36
------------------------------------------------------------------------------------------------------------------------------------
  166            1    Northpoint Apartments           74 Lyerly Street            Houston      Harris        TX    77022        101
------------------------------------------------------------------------------------------------------------------------------------
  168            2    66 Fort Point Street            66 Fort Point Street        Norwalk      Fairfield     CT    06855     23,991
------------------------------------------------------------------------------------------------------------------------------------
  169            2    1-7 Journal Square              1-7 Journal Square          Jersey City  Hudson        NJ    07306      8,885
------------------------------------------------------------------------------------------------------------------------------------
  171            1    Melnick Drive                   2-16 Melnick Drive          Monsey       Rockland      NY    10952     59,800
------------------------------------------------------------------------------------------------------------------------------------
  172            1    Desert Plaza Apartments         217 South Maryland Parkway  Las Vegas    Clark         NV    89101         88
------------------------------------------------------------------------------------------------------------------------------------
  173            1    Burleson Plaza                  620 SW Wilshire Boulevard   Burleson     Johnson       TX    76028     73,700
------------------------------------------------------------------------------------------------------------------------------------
  176            1    Budget Self Storage             3445 Collins Avenue         Richmond     Contra        CA    94806     83,212
                                                                                               Costa
------------------------------------------------------------------------------------------------------------------------------------
  177            1    Imperial Marshwood Mobile Home  300 State Route 236         Eliot        York          ME    03903        108
                      Park
------------------------------------------------------------------------------------------------------------------------------------
  180            2    300 West Coleman Boulevard      300 West Coleman Boulevard  Mount        Charleston    SC    29464     23,636
                                                                                  Pleasant
------------------------------------------------------------------------------------------------------------------------------------
  182            1    Tiffany Office Building         10700 Old Country Road 15   Plymouth     Hennepin      MN    55441     27,131
------------------------------------------------------------------------------------------------------------------------------------
  183            2    Forest Mobile Estates Mobile    6201 Bert Kouns Industrial  Shreveport   Caddo         LA    71129        550
                      Home Park                       Loop
------------------------------------------------------------------------------------------------------------------------------------
  184            1    Country Club Village            7100 South Gessner Drive    Houston      Harris        TX    77036         88
                      Apartments
------------------------------------------------------------------------------------------------------------------------------------
  185            1    Vista Pacifica Industrial Park  2625 Temple Heights Drive   Oceanside    San Diego     CA    92056     43,150
------------------------------------------------------------------------------------------------------------------------------------
  187            1    Oak Manor Apartments            1019-1045 North Center      Stockton     San Joaquin   CA    95202         47
                                                      Street
------------------------------------------------------------------------------------------------------------------------------------
  188            1    Carriage Works                  401 G Street, 627 & 655     San Diego    San Diego     CA    92101     19,222
                                                      4th Avenue
------------------------------------------------------------------------------------------------------------------------------------
  189            1    Northridge Apartments           17925 Devonshire Street     Northridge   Los Angeles   CA    91325         28
------------------------------------------------------------------------------------------------------------------------------------
  190            1    Courtyard Apartments            6700 West 76th Street       Overland     Johnson       KS    66204         40
                                                                                  Park
------------------------------------------------------------------------------------------------------------------------------------
  191            2    Candlewood Apartments - TN      538 Harding Place           Nashville    Davidson      TN    37211         70
------------------------------------------------------------------------------------------------------------------------------------
  192            2    Clipper Ridge Apartments        595 May Street              Oregon City  Clackamas     OR    97045         52
------------------------------------------------------------------------------------------------------------------------------------
  196            2    Draper Crossing II              62 & 64 East 12300 South    Draper       Salt Lake     UT    84020     10,015
------------------------------------------------------------------------------------------------------------------------------------
  197            2    Siesta and Julia Mobile Home
                      Parks
------------------------------------------------------------------------------------------------------------------------------------
 197A                 Julia Mobile Home Park          16500 Slater Road           North Fort   Lee           FL    33917         96
                                                                                  Myers
------------------------------------------------------------------------------------------------------------------------------------
 197B                 Siesta Mobile Home Park         309 West Buell Drive        Fort Myers   Lee           FL    33905         55
------------------------------------------------------------------------------------------------------------------------------------
  198            2    Mark IV Apartments              2895 West 3500 South        West Valley  Salt Lake     UT    84119         38
                                                                                  City
------------------------------------------------------------------------------------------------------------------------------------
  199            2    Crosby Town Center Plaza        6500 FM 2100 North          Crosby       Harris        TX    77532     58,035
------------------------------------------------------------------------------------------------------------------------------------
  200            2    Discount Personal Storage       2140 Southwest Gatlin       Port Saint   Saint Lucie   FL    34953     26,362
                                                      Boulevard                   Lucie
------------------------------------------------------------------------------------------------------------------------------------
  201            1    Harbor Building                 100 2nd Avenue South        Edmonds      Snohomish     WA    98020     15,404
------------------------------------------------------------------------------------------------------------------------------------
  202            2    Highland Court Apartments-NY    1506-1508 Whitesboro Street Utica        Oneida        NY    13502         88
------------------------------------------------------------------------------------------------------------------------------------
  203            1    Turner Plaza Shopping Center    3351 Turner Plaza Drive     Abilene      Taylor        TX    79606     29,283
------------------------------------------------------------------------------------------------------------------------------------
  204            2    Miami Hills Apartments          3534 High Street            South Bend   Saint         IN    46614        151
                                                                                               Joseph
------------------------------------------------------------------------------------------------------------------------------------
  208            1    Rufe Snow Depot Self Storage    6707 Rufe Snow Drive        Watauga      Tarrant       TX    76148     43,336
------------------------------------------------------------------------------------------------------------------------------------
  210            2    Westwind Mobile Home Park       11270 Konocti Vista Drive   Lower Lake   Lake          CA    95457         43
------------------------------------------------------------------------------------------------------------------------------------
  211            2    6950 Cypress Road               6950 Cypress Road           Fort         Broward       FL    33317     29,683
                                                                                  Lauderdale
------------------------------------------------------------------------------------------------------------------------------------


                                                                SCH. II-3



                                                                                                                              Units/
                                                                                                                              Sq.Ft/
              Servicing                                                                                             Zip       Rooms/
   #  Crossed   Group    Property Name                         Address               City       County      State   Code      Pads
------------------------------------------------------------------------------------------------------------------------------------
  212            1    Germantown Plaza                3695-3723 Riverdale Road    Memphis      Shelby        TN    38115     14,583
------------------------------------------------------------------------------------------------------------------------------------
  213            1    86 Christopher Street           86 Christopher Street       New York     New York      NY    10014      3,400
------------------------------------------------------------------------------------------------------------------------------------
  214            2    Knickerbocker Square Shopping   3335 - 3389 Knickerbocker   San Angelo   Tom Green     TX    76904     26,863
                      Center                          Road
------------------------------------------------------------------------------------------------------------------------------------
  216            1    1677 Eureka Road                1677 Eureka Road            Roseville    Placer        CA    95661     11,701
------------------------------------------------------------------------------------------------------------------------------------
  217            2    Lakewood Village                200 East Lakewood Street    Nacogdoches  Nacogdoches   TX    75965         72
                      Apartments - TX
------------------------------------------------------------------------------------------------------------------------------------
  219            1    Brooke Hall Apartments          315-345 West Jefferson      Media        Delaware      PA    19063         32
                                                      Street
------------------------------------------------------------------------------------------------------------------------------------
  223            1    Shadow Wood Apartments          120 South Jupiter Road      Garland      Dallas        TX    75042         60
------------------------------------------------------------------------------------------------------------------------------------
  224            2    Paddington Mobile Home Park     1720 Hurricane Road         Cottondale   Tuscaloosa    AL    35453        123
------------------------------------------------------------------------------------------------------------------------------------
  226            2    American Storage                420 East 620 South          American     Utah          UT    84003     47,900
                                                                                  Fork
------------------------------------------------------------------------------------------------------------------------------------
  230            2    Storage Max                     5922 Cameron Street         Scott        Lafayette     LA    70583     33,050
------------------------------------------------------------------------------------------------------------------------------------
  231            1    Mount Ephraim Plaza             2750 Mount Ephraim Avenue   Camden       Camden        NJ    08104     21,550
------------------------------------------------------------------------------------------------------------------------------------
  234            2    Woodland Estates Mobile Home    8113 Minors Lane            Louisville   Jefferson     KY    40219         88
                      Park
------------------------------------------------------------------------------------------------------------------------------------
  235            1    Shady Acres Mobile Home Park    310 Hester Avenue           Donna        Hidalgo       TX    78537        149
------------------------------------------------------------------------------------------------------------------------------------
  237            1    Colonial Crest Apartments       1000 East Lafayette Street  Sturgis      Saint         MI    49091         48
                                                                                               Joseph
------------------------------------------------------------------------------------------------------------------------------------
  238            1    Pleasanton Village Apartments   3735 Pleasanton Road        San Antonio  Bexar         TX    78221         64
------------------------------------------------------------------------------------------------------------------------------------
  239            1    Cedar Bayou Mobile Home Park    6310 Highway 146 North      Baytown      Chambers      TX    77520        111
------------------------------------------------------------------------------------------------------------------------------------
  240            2    487 Central Avenue              487 Central Avenue          Cedarhurst   Nassau        NY    11516      8,338
------------------------------------------------------------------------------------------------------------------------------------
  244            1    Town and Country Crossing       1023-1135 Lovett Street     Tomball      Harris        TX    77375         30
------------------------------------------------------------------------------------------------------------------------------------
  245            2    132 Mitchell Street             132 Mitchell Street         Atlanta      Fulton        GA    30303     18,096
------------------------------------------------------------------------------------------------------------------------------------
  248            1    Harrison Terrace Apartments     10751-10753 Harrison Ave.   Harrison     Hamilton      OH    45030         35
------------------------------------------------------------------------------------------------------------------------------------
  250            2    Creekside Manor Apartments      61 Myrtle Street            Le Roy       Genesee       NY    14482         32
------------------------------------------------------------------------------------------------------------------------------------
  254            2    Sandia Mobile Home Park         2419 Paluxy Street          Nacogdoches  Nacogdoches   TX    75964         90
------------------------------------------------------------------------------------------------------------------------------------
  255            1    Stone Green Apartments          1210 Stone Road             Tallahassee  Leon          FL    32303         17
------------------------------------------------------------------------------------------------------------------------------------
  258            2    Melbourne Plaza                 1212-1220 Melbourne Drive   Hurst        Tarrant       TX    76053     10,050
------------------------------------------------------------------------------------------------------------------------------------


                                                                SCH. II-4



                                                         Interest                Cut-off Date     Orig         Rem.        Orig
              Servicing                                 Calculation   Original    Principal      Amort.       Amort.       Term
  #  Crossed    Group    Property Name                   (30/360 /    Balance      Balance        Term         Term      Maturity
                                                        Actual/360)
----------------------------------------------------------------------------------------------------------------------------------
  1              2    Bay Plaza Community Center        Actual/360  $141,750,000 $141,318,867     360          357          120
----------------------------------------------------------------------------------------------------------------------------------
  2              1    Beverly Center                    Actual/360  $100,000,000 $100,000,000     360          360          120
----------------------------------------------------------------------------------------------------------------------------------
  3              1    Stanford Shopping Center          Actual/360   $90,000,000  $90,000,000   Interest     Interest        60
                                                                                                  Only         Only
----------------------------------------------------------------------------------------------------------------------------------
  4             2    Mayfair Mall                      Actual/360   $70,000,000  $69,072,487      360          352          60
----------------------------------------------------------------------------------------------------------------------------------
  4A                  Mayfair Mall - Retail
----------------------------------------------------------------------------------------------------------------------------------
  4B                  Mayfair Mall - Office
----------------------------------------------------------------------------------------------------------------------------------
  5              1    Meristar Hospitality Portfolio    Actual/360   $50,000,000  $49,701,334      300          295          120
----------------------------------------------------------------------------------------------------------------------------------
  5A                  MeriStar Columbia
----------------------------------------------------------------------------------------------------------------------------------
  5B                  MeriStar Arlington
----------------------------------------------------------------------------------------------------------------------------------
  6              2    Northfield Square Mall            Actual/360   $32,000,000  $31,948,769      300          299         120
----------------------------------------------------------------------------------------------------------------------------------
  7              1    TVO Portfolio                     Actual/360   $25,881,000  $25,537,632      360          346          60
----------------------------------------------------------------------------------------------------------------------------------
  7A                  TVO Portfolio - French Quarter
----------------------------------------------------------------------------------------------------------------------------------
  7B                  TVO Portfolio - Garden Pointe
                      Apartments
----------------------------------------------------------------------------------------------------------------------------------
  7C                  TVO Portfolio - Timbers
                      Apartments
----------------------------------------------------------------------------------------------------------------------------------
  7D                  TVO Portfolio - Sycamore
                      Village Apartments
----------------------------------------------------------------------------------------------------------------------------------
  7E                  TVO Portfolio - Hillside Park
                      Apartments
----------------------------------------------------------------------------------------------------------------------------------
  8     (A)      1    Red Lion Hotel Pasco              Actual/360   $10,300,000  $10,199,113      300          292         120
----------------------------------------------------------------------------------------------------------------------------------
  9     (A)      1    Red Lion Hotel Salt Lake          Actual/360    $6,000,000   $5,941,231      300          292         120
                      Downtown
----------------------------------------------------------------------------------------------------------------------------------
  10    (A)      1    Red Lion Hotel Redding            Actual/360    $5,000,000   $4,951,026      300          292         120
----------------------------------------------------------------------------------------------------------------------------------
  11    (A)      1    Red Lion Hotel Richland Hanford   Actual/360    $4,100,000   $4,059,841      300          292         120
                      House
----------------------------------------------------------------------------------------------------------------------------------
  13             2    Canterbury Apartments             Actual/360   $23,000,000  $23,000,000    Interest     Interest      120
                                                                                                   Only         Only
----------------------------------------------------------------------------------------------------------------------------------
  17             1    Northland Portfolio               Actual/360   $20,407,410  $20,329,310      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
 17A                  Northland Portfolio - Coppermill
----------------------------------------------------------------------------------------------------------------------------------
 17B                  Northland Portfolio - Candlewood
----------------------------------------------------------------------------------------------------------------------------------
 17C                  Northland Portfolio - Randolph
                      Park
----------------------------------------------------------------------------------------------------------------------------------
  19             1    Belmont Landing Apartments        Actual/360   $18,862,000  $18,770,673      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
  26             1    Sportmart/Westwood Self Storage   Actual/360   $13,000,000  $12,953,548      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
  30             2    Irving Towne Center               Actual/360   $11,750,000  $11,673,842      300          295         300
----------------------------------------------------------------------------------------------------------------------------------
  31             1    Ashford Park Apartments           Actual/360   $11,700,000  $11,561,867      360          349          60
----------------------------------------------------------------------------------------------------------------------------------
  32             2    National Amusements Anchored      Actual/360   $11,600,000  $11,513,492      300          294         120
                      Center
----------------------------------------------------------------------------------------------------------------------------------
  33             1    Riverbend Commons                 Actual/360   $11,200,000  $11,118,186      300          295         120
----------------------------------------------------------------------------------------------------------------------------------
  34             2    Shoppes of Kenwood                Actual/360   $11,100,000  $11,048,405      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
  38             2    32-50 Cooper Square               Actual/360   $10,000,000   $9,938,080      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
  45             1    Northaven Park Apartments         Actual/360    $9,100,000   $9,055,562      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
  47             2    Timbers of Deerbrook Apartments   Actual/360    $8,700,000   $8,609,355      360          349         120
----------------------------------------------------------------------------------------------------------------------------------
  48             2    Big Pine Key Shopping Center      Actual/360    $8,325,000   $8,294,813      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
  51             1    Far North Shopping Center         Actual/360    $8,050,000   $8,021,235      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
  53             1    Junipero Serra Office Building    Actual/360    $7,800,000   $7,768,582      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
  54             1    TownePlace Suites Dearborn        Actual/360    $7,650,000   $7,621,384      300          297         120
----------------------------------------------------------------------------------------------------------------------------------
  55             1    Mallory Corners                   Actual/360    $7,200,000   $7,170,464      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
  56             2    Canal Overlook                    Actual/360    $7,100,000   $7,066,926      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
  61             1    30 Buxton Farms Road              Actual/360    $6,750,000   $6,713,918      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
  66             2    Columbus Greens                   Actual/360    $6,100,000   $6,076,170      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
  67             1    Blackhawk Apartments              Actual/360    $6,000,000   $5,949,503      360          352         120
----------------------------------------------------------------------------------------------------------------------------------
  68             2    Oakwood Village Apartments        Actual/360    $6,000,000   $5,944,873      360          352         120
----------------------------------------------------------------------------------------------------------------------------------
  72    (B)      1    Avgeris-RBX Industries            Actual/360    $2,500,000   $2,475,746      360          350         120
----------------------------------------------------------------------------------------------------------------------------------
  73    (B)      1    Avgeris-IVEX Packaging            Actual/360    $2,130,000   $2,109,336      360          350         120
----------------------------------------------------------------------------------------------------------------------------------




          Rem.                                 Net
        Term to     Monthly    Interest      Mortgage
  #     Maturity    Payment      Rate          Rate

-----------------------------------------------------
  1        117     $819,128    5.6600%        5.6282%
-----------------------------------------------------
  2        119     $538,156    5.0901%        5.0583%
-----------------------------------------------------
  3         54     $251,625    3.3000%        3.2682%

-----------------------------------------------------
  34        52     $299,216    3.1080%        3.0747%
-----------------------------------------------------
  4A
-----------------------------------------------------
  4B
-----------------------------------------------------
  5        115     $349,571    6.8800%        6.8482%
-----------------------------------------------------
  5A
-----------------------------------------------------
  5B
-----------------------------------------------------
  6        119     $207,058    6.0450%        6.0132%
------------------------------------------------------
  7         46     $156,838    6.1000%        6.0682%
------------------------------------------------------
  7A
------------------------------------------------------
  7B

------------------------------------------------------
  7C

------------------------------------------------------
  7D

------------------------------------------------------
  7E

------------------------------------------------------
  8        112      $70,839    6.7000%        6.6682%
------------------------------------------------------
  9        112      $41,265    6.7000%        6.6682%

------------------------------------------------------
  10       112      $34,388    6.7000%        6.6682%
------------------------------------------------------
  11       112      $28,198    6.7000%        6.6682%

------------------------------------------------------
  13       115     $104,835    5.3800%        5.3482%

------------------------------------------------------
  17       116     $122,615    6.0200%        5.9882%
------------------------------------------------------
 17A
------------------------------------------------------
 17B
------------------------------------------------------
 17C

------------------------------------------------------
  19       115     $111,275    5.8500%        5.8182%
------------------------------------------------------
  26       116      $80,891    6.3500%        6.3182%
------------------------------------------------------
  30       295      $78,677    6.4100%        6.3782%
------------------------------------------------------
  31        49      $65,626    5.3900%        5.3582%
------------------------------------------------------
  32       114      $79,999    6.7300%        6.6982%

------------------------------------------------------
  33       115      $70,122    5.7000%        5.6682%
------------------------------------------------------
  34       115      $66,836    6.0400%        6.0082%
------------------------------------------------------
  38       114      $57,471    5.6100%        5.5782%
------------------------------------------------------
  45       115      $53,452    5.8100%        5.7782%
------------------------------------------------------
  47       109      $52,049    5.9800%        5.9482%
------------------------------------------------------
  48       116      $51,421    6.2800%        6.2482%
------------------------------------------------------
  51       116      $50,090    6.3500%        6.3182%
------------------------------------------------------
  53       116      $45,618    5.7700%        5.7382%
------------------------------------------------------
  54       117      $52,421    6.6600%        6.6282%
------------------------------------------------------
  55       116      $41,698    5.6800%        5.6482%
------------------------------------------------------
  56       115      $42,705    6.0300%        5.9982%
------------------------------------------------------
  61       114      $41,825    6.3100%        6.2782%
------------------------------------------------------
  66       116      $36,259    5.9200%        5.8882%
------------------------------------------------------
  67       112      $33,767    5.4200%        5.3882%
------------------------------------------------------
  68       112      $32,209    5.0000%        4.9682%
------------------------------------------------------
  72       110      $14,701    5.8200%        5.7882%
------------------------------------------------------
  73       110      $12,525    5.8200%        5.7882%
------------------------------------------------------


                                                                SCH.II-5



                                                         Interest                Cut-off Date     Orig         Rem.        Orig
              Servicing                                 Calculation   Original    Principal      Amort.       Amort.       Term
  #  Crossed    Group    Property Name                   (30/360 /    Balance      Balance        Term         Term      Maturity
                                                        Actual/360)
----------------------------------------------------------------------------------------------------------------------------------
  74    (B)      1    Avgeris-Ultra Care                Actual/360    $1,170,000   $1,158,649      360          350         120
----------------------------------------------------------------------------------------------------------------------------------
  75             2    Bammelwood Apartments             Actual/360    $5,680,000   $5,650,027      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
  78             1    Ala Moana Tower                   Actual/360    $5,500,000   $5,469,842      300          296         300
----------------------------------------------------------------------------------------------------------------------------------
  79             1    Springlake Park Mobile Home Park  Actual/360    $5,490,000   $5,450,752      300          295         120
----------------------------------------------------------------------------------------------------------------------------------
  80             2    Macedon Commons Shopping Center   Actual/360    $5,300,000   $5,118,150      240          224         120
----------------------------------------------------------------------------------------------------------------------------------
  81             1    South Pointe Village Mobile       Actual/360    $5,000,000   $5,000,000      324          324         120
                      Home Park
----------------------------------------------------------------------------------------------------------------------------------
  82             2    Fountain Brook Apartments         Actual/360    $5,025,000   $4,999,455      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
  84             1    Lakeside Villas                   Actual/360    $5,000,000   $4,959,702      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
  85             2    Westpark Place Office Building    Actual/360    $4,975,000   $4,902,416      360          345          60
----------------------------------------------------------------------------------------------------------------------------------
  86             1    TownePlace Suites Livonia         Actual/360    $4,725,000   $4,707,326      300          297         120
----------------------------------------------------------------------------------------------------------------------------------
  88             2    Nacogdoches Marketplace           Actual/360    $4,500,000   $4,500,000      288          288          84
----------------------------------------------------------------------------------------------------------------------------------
  90             1    Warwick Apartments                Actual/360    $4,500,000   $4,474,361      360          354          60
----------------------------------------------------------------------------------------------------------------------------------
  92             1    Country Inns & Suites Clive       Actual/360    $4,345,000   $4,328,747      300          297         120
----------------------------------------------------------------------------------------------------------------------------------
  94             1    Hampton Inn Mechanicsville        Actual/360    $4,300,000   $4,268,584      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
  95             2    Thunderbird Village Mobile Home   Actual/360    $4,300,000   $4,263,338      300          294         120
                      Park
----------------------------------------------------------------------------------------------------------------------------------
  96             1    Physicians Plaza II               Actual/360    $4,200,000   $4,200,000      348          348         120
----------------------------------------------------------------------------------------------------------------------------------
  97             2    Timbers of Keegan's Bayou         Actual/360    $4,200,000   $4,179,534      360          355         120
                      Apartments
----------------------------------------------------------------------------------------------------------------------------------
  98             1    Redbird Towers                    Actual/360    $4,150,000   $4,129,167      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
  99             2    Hampton Inn Midlothian            Actual/360    $4,100,000   $4,070,046      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 104             2    Parkridge Plaza                   Actual/360    $3,937,500   $3,919,551      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
 106             1    Buckner Village Apartments        Actual/360    $3,900,000   $3,861,290      300          293         120
----------------------------------------------------------------------------------------------------------------------------------
 107             2    Chastain Manor Apartments         Actual/360    $3,900,000   $3,829,647      240          232         120
----------------------------------------------------------------------------------------------------------------------------------
 109             2    Park Towers Apartments            Actual/360    $3,800,000   $3,780,588      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
 110             1    Katonah Shopping Center           Actual/360    $3,800,000   $3,699,329      120          116         120
----------------------------------------------------------------------------------------------------------------------------------
 115             1    Chestnut Hill                     Actual/360    $3,500,000   $3,482,981      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
 116             2    Village Center at Marshall's      Actual/360    $3,400,000   $3,378,870      360          353         120
                      Creek
----------------------------------------------------------------------------------------------------------------------------------
 117             2    Assured Storage                   Actual/360    $3,330,000   $3,303,915      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 120             2    12 Greenridge Avenue              Actual/360    $3,200,000   $3,185,975      360          356          84
----------------------------------------------------------------------------------------------------------------------------------
 121             1    Yahara Landing Apartments         Actual/360    $3,125,000   $3,106,550      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
 122             2    Sierra Verde Apartments           Actual/360    $3,100,000   $3,074,309      276          271         120
----------------------------------------------------------------------------------------------------------------------------------
 123             1    Pepper Ridge Apartments           Actual/360    $3,060,000   $3,034,840      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 125             2    Pine Tree Apartments              Actual/360    $2,850,000   $2,828,660      300          295         120
----------------------------------------------------------------------------------------------------------------------------------
 128             2    Arch Creek Run Apartments         Actual/360    $2,800,000   $2,779,580      300          295         120
----------------------------------------------------------------------------------------------------------------------------------
 129             2    Storage Center                    Actual/360    $2,750,000   $2,735,426      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
 130             1    Cy Fair Plaza                     Actual/360    $2,750,000   $2,734,872      300          296         120
----------------------------------------------------------------------------------------------------------------------------------
 133             1    Presidential Suites Apartments    Actual/360    $2,700,000   $2,678,762      360          353         120
----------------------------------------------------------------------------------------------------------------------------------
 133A                 Presidential Suites - The
                      Arbors I
----------------------------------------------------------------------------------------------------------------------------------
 133B                 Presidential Suites - The
                      Arbors II
----------------------------------------------------------------------------------------------------------------------------------
 133C                 Presidential Suites - The
                      Arbors III
----------------------------------------------------------------------------------------------------------------------------------
 135             1    Century Plaza                     Actual/360    $2,625,000   $2,608,391      300          295         120
----------------------------------------------------------------------------------------------------------------------------------
 137             2    Chevy Chase Apartments            Actual/360    $2,600,000   $2,584,553      360          354          60
----------------------------------------------------------------------------------------------------------------------------------
 142             1    Park on Vista Apartments          Actual/360    $2,425,000   $2,404,111      360          352         120
----------------------------------------------------------------------------------------------------------------------------------
 144             1    Hibert Office                     Actual/360    $2,325,000   $2,316,338      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
 145             1    Raffin Executive Center           Actual/360    $2,300,000   $2,291,449      360          356         120
----------------------------------------------------------------------------------------------------------------------------------
 147             1    Monterey Apartments /             Actual/360    $2,230,000   $2,222,369      276          274         120
                      Sherbrooke Apartments
----------------------------------------------------------------------------------------------------------------------------------
 147A                 Sherbrooke Apartments
----------------------------------------------------------------------------------------------------------------------------------
 147B                 Monterey Apartments
----------------------------------------------------------------------------------------------------------------------------------
 148             2    Hidden Hollow Apartments          Actual/360    $2,224,000   $2,219,630      360          358         120
----------------------------------------------------------------------------------------------------------------------------------
 150             2    Medford Shopping Center           Actual/360    $2,200,000   $2,183,565      300          294         120
----------------------------------------------------------------------------------------------------------------------------------




           Rem.                                Net
         Term to    Monthly    Interest      Mortgage
  #      Maturity   Payment      Rate          Rate

------------------------------------------------------
  74       110       $6,880    5.8200%        5.7882%
------------------------------------------------------
  75       114      $35,417    6.3700%        6.3382%
------------------------------------------------------
  78       296      $36,044    6.1800%        6.1482%
------------------------------------------------------
  79       115      $34,804    5.8300%        5.7982%
------------------------------------------------------
  80       104      $38,431    6.1500%        6.1182%
------------------------------------------------------
  81       116      $29,657    5.5000%        5.4682%

------------------------------------------------------
  82       115      $28,911    5.6200%        5.5882%
------------------------------------------------------
  84       114      $33,045    6.2700%        6.2382%
------------------------------------------------------
  85        45      $29,668    5.9500%        5.9182%
------------------------------------------------------
  86       117      $32,378    6.6600%        6.6282%
------------------------------------------------------
  88        78      $26,860    5.0000%        4.9682%
------------------------------------------------------
  90        54      $27,009    6.0100%        5.9782%
------------------------------------------------------
  92       117      $29,774    6.6600%        6.6282%
------------------------------------------------------
  94       114      $29,981    6.8500%        6.8182%
------------------------------------------------------
  95       114      $27,521    5.9300%        5.8982%

------------------------------------------------------
  96       115      $25,762    6.1000%        6.0382%
------------------------------------------------------
  97       115      $24,697    5.8200%        5.7882%

------------------------------------------------------
  98       114      $26,504    6.6000%        6.5682%
------------------------------------------------------
  99       114      $28,587    6.8500%        6.8182%
------------------------------------------------------
 104       115      $23,937    6.1300%        6.0982%
------------------------------------------------------
 106       113      $24,866    5.8900%        5.8582%
------------------------------------------------------
 107       112      $26,828    5.5000%        5.4682%
------------------------------------------------------
 109       114      $24,069    6.5200%        6.4882%
------------------------------------------------------
 110       116      $39,364    4.4900%        4.4582%
------------------------------------------------------
 115       115      $20,603    5.8300%        5.7982%
------------------------------------------------------
 116       113      $20,934    6.2500%        6.2182%

------------------------------------------------------
 117       114      $22,360    6.4400%        6.4082%
------------------------------------------------------
 120        80      $17,869    5.3500%        5.3182%
------------------------------------------------------
 121       114      $18,416    5.8400%        5.8082%
------------------------------------------------------
 122       115      $20,586    5.9200%        5.8882%
------------------------------------------------------
 123       114      $19,997    6.1500%        6.1182%
------------------------------------------------------
 125       115      $17,587    5.5500%        5.5182%
------------------------------------------------------
 128       115      $17,547    5.7100%        5.6782%
------------------------------------------------------
 129       114      $17,111    6.3500%        6.3182%
------------------------------------------------------
 130       116      $17,988    6.1600%        6.1282%
------------------------------------------------------
 133       113      $14,726    5.1400%        5.1082%
------------------------------------------------------
 133A

------------------------------------------------------
 133B

------------------------------------------------------
 133C

------------------------------------------------------
 135       115      $17,806    6.5500%        6.5182%
------------------------------------------------------
 137        54      $15,272    5.8100%        5.7782%
------------------------------------------------------
 142       112      $13,481    5.3100%        5.2782%
------------------------------------------------------
 144       116      $14,165    6.1500%        6.1182%
------------------------------------------------------
 145       116      $14,027    6.1600%        6.1282%
------------------------------------------------------
 147       118      $14,809    5.9200%        5.8882%

------------------------------------------------------
 147A
------------------------------------------------------
 147B
------------------------------------------------------
 148       118      $13,449    6.0800%        6.0482%
------------------------------------------------------
 150       114      $15,158    6.7200%        6.6882%
------------------------------------------------------


                                                                SCH. II-6



                                                         Interest                Cut-off Date     Orig         Rem.        Orig
              Servicing                                 Calculation   Original    Principal      Amort.       Amort.       Term
  #  Crossed    Group    Property Name                   (30/360 /    Balance      Balance        Term         Term      Maturity
                                                        Actual/360)
----------------------------------------------------------------------------------------------------------------------------------
 151             1    Catalina Apartments               Actual/360    $2,200,000   $2,169,216      300          291          60
----------------------------------------------------------------------------------------------------------------------------------
 152             1    Crestridge Apartments             Actual/360    $2,167,500   $2,155,242      300          296          60
----------------------------------------------------------------------------------------------------------------------------------
 153    (C)      1    Richlawn Acres Apartments         Actual/360    $1,175,000   $1,160,445      240          234         120
----------------------------------------------------------------------------------------------------------------------------------
 154    (C)      2    Grant Street Apartments           Actual/360      $950,000     $938,232      240          234         120
----------------------------------------------------------------------------------------------------------------------------------
 156             1    DP Building One                   Actual/360    $2,100,000   $2,090,634      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
 158             1    Mesa Grande                       Actual/360    $2,056,000   $2,045,394      300          296         120
----------------------------------------------------------------------------------------------------------------------------------
 159             1    Greylock Apartments               Actual/360    $2,060,000   $2,043,006      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 160             2    Swarthmore Apartments             Actual/360    $2,060,000   $2,043,006      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 161             1    Royalwood Apartments              Actual/360    $2,050,000   $2,027,779      360          350         120
----------------------------------------------------------------------------------------------------------------------------------
 163             1    Burnet House                      Actual/360    $2,000,000   $1,994,104      360          357         120
----------------------------------------------------------------------------------------------------------------------------------
 166             1    Northpoint Apartments             Actual/360    $2,000,000   $1,988,541      300          296          60
----------------------------------------------------------------------------------------------------------------------------------
 168             2    66 Fort Point Street              Actual/360    $2,000,000   $1,977,867      300          292         120
----------------------------------------------------------------------------------------------------------------------------------
 169             2    1-7 Journal Square                Actual/360    $1,950,000   $1,944,497      300          298          60
----------------------------------------------------------------------------------------------------------------------------------
 171             1    Melnick Drive                     Actual/360    $1,925,000   $1,915,619      300          296         120
----------------------------------------------------------------------------------------------------------------------------------
 172             1    Desert Plaza Apartments           Actual/360    $1,920,000   $1,910,062      300          296         120
----------------------------------------------------------------------------------------------------------------------------------
 173             1    Burleson Plaza                    Actual/360    $1,875,000   $1,841,504      300          287         120
----------------------------------------------------------------------------------------------------------------------------------
 176             1    Budget Self Storage               Actual/360    $1,800,000   $1,790,189      240          237         240
----------------------------------------------------------------------------------------------------------------------------------
 177             1    Imperial Marshwood Mobile Home    Actual/360    $1,800,000   $1,785,876      300          294         120
                      Park
----------------------------------------------------------------------------------------------------------------------------------
 180             2    300 West Coleman Boulevard        Actual/360    $1,725,000   $1,705,551      360          348         120
----------------------------------------------------------------------------------------------------------------------------------
 182             1    Tiffany Office Building           Actual/360    $1,700,000   $1,692,856      300          297         120
----------------------------------------------------------------------------------------------------------------------------------
 183             2    Forest Mobile Estates Mobile      Actual/360    $1,700,000   $1,686,276      300          294         120
                      Home Park
----------------------------------------------------------------------------------------------------------------------------------
 184             1    Country Club Village Apartments   Actual/360    $1,736,000   $1,685,480      300          274         120
----------------------------------------------------------------------------------------------------------------------------------
 185             1    Vista Pacifica Industrial Park    Actual/360    $1,710,000   $1,672,762      360          329         120
----------------------------------------------------------------------------------------------------------------------------------
 187             1    Oak Manor Apartments              Actual/360    $1,625,000   $1,620,400      300          298         120
----------------------------------------------------------------------------------------------------------------------------------
 188             1    Carriage Works                    Actual/360    $1,600,000   $1,600,000      336          336         120
----------------------------------------------------------------------------------------------------------------------------------
 189             1    Northridge Apartments             Actual/360    $1,600,000   $1,595,283      360          357         120
----------------------------------------------------------------------------------------------------------------------------------
 190             1    Courtyard Apartments              Actual/360    $1,600,000   $1,593,744      300          297         120
----------------------------------------------------------------------------------------------------------------------------------
 191             2    Candlewood Apartments - TN        Actual/360    $1,600,000   $1,592,187      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
 192             2    Clipper Ridge Apartments          Actual/360    $1,580,000   $1,571,298      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
 196             2    Draper Crossing II                Actual/360    $1,500,000   $1,493,655      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
 197             2    Siesta and Julia Mobile Home      Actual/360    $1,500,000   $1,492,066      360          355          84
                      Parks
----------------------------------------------------------------------------------------------------------------------------------
 197A                 Julia Mobile Home Park
----------------------------------------------------------------------------------------------------------------------------------
 197B                 Siesta Mobile Home Park
----------------------------------------------------------------------------------------------------------------------------------
 198             2    Mark IV Apartments                Actual/360    $1,500,000   $1,488,211      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 199             2    Crosby Town Center Plaza          Actual/360    $1,500,000   $1,482,384      300          291         120
----------------------------------------------------------------------------------------------------------------------------------
 200             2    Discount Personal Storage         Actual/360    $1,462,500   $1,443,807      300          291          60
----------------------------------------------------------------------------------------------------------------------------------
 201             1    Harbor Building                   Actual/360    $1,477,000   $1,425,864      300          267         120
----------------------------------------------------------------------------------------------------------------------------------
 202             2    Highland Court Apartments-NY      Actual/360    $1,440,000   $1,425,054      240          235         120
----------------------------------------------------------------------------------------------------------------------------------
 203             1    Turner Plaza Shopping Center      Actual/360    $1,430,000   $1,418,949      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 204             2    Miami Hills Apartments            Actual/360    $1,420,000   $1,404,345      240          235         120
----------------------------------------------------------------------------------------------------------------------------------
 208             1    Rufe Snow Depot Self Storage      Actual/360    $1,400,000   $1,386,597      240          235         240
----------------------------------------------------------------------------------------------------------------------------------
 210             2    Westwind Mobile Home Park         Actual/360    $1,350,000   $1,344,019      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
 211             2    6950 Cypress Road                 Actual/360    $1,350,000   $1,340,942      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 212             1    Germantown Plaza                  Actual/360    $1,350,000   $1,339,529      360          352         120
----------------------------------------------------------------------------------------------------------------------------------
 213             1    86 Christopher Street             Actual/360    $1,300,000   $1,289,230      324          317         120
----------------------------------------------------------------------------------------------------------------------------------
 214             2    Knickerbocker Square Shopping     Actual/360    $1,290,000   $1,280,030      300          294         120
                      Center
----------------------------------------------------------------------------------------------------------------------------------
 216             1    1677 Eureka Road                  Actual/360    $1,250,000   $1,244,364      360          355         120
----------------------------------------------------------------------------------------------------------------------------------
 217             2    Lakewood Village Apartments - TX  Actual/360    $1,240,000   $1,231,441      300          295         120
----------------------------------------------------------------------------------------------------------------------------------
 219             2    Brooke Hall Apartments            Actual/360    $1,230,000   $1,219,853      300          294         120
----------------------------------------------------------------------------------------------------------------------------------





            Rem.                                 Net
          Term to     Monthly   Interest      Mortgage
  #       Maturity    Payment     Rate          Rate

-------------------------------------------------------
 151         51      $13,314    5.3500%        5.3182%
-------------------------------------------------------
 152         56      $13,952    5.9900%        5.9582%
-------------------------------------------------------
 153        114       $8,602    6.2700%        6.2382%
-------------------------------------------------------
 154        114       $6,955    6.2700%        6.2382%
-------------------------------------------------------
 156        115      $12,903    6.2300%        6.1982%
-------------------------------------------------------
 158        116      $13,947    6.5500%        6.5182%
-------------------------------------------------------
 159        114      $13,437    6.1300%        6.0982%
-------------------------------------------------------
 160        114      $13,437    6.1300%        6.0982%
-------------------------------------------------------
 161        110      $11,384    5.3000%        5.2682%
-------------------------------------------------------
 163        117      $11,748    5.8100%        5.7782%
-------------------------------------------------------
 166         56      $12,776    5.9100%        5.8782%
-------------------------------------------------------
 168        112      $12,886    6.0000%        5.9682%
-------------------------------------------------------
 169         58      $12,755    6.1600%        6.1282%
-------------------------------------------------------
 171        116      $13,471    6.8900%        6.8582%
-------------------------------------------------------
 172        116      $13,000    6.5300%        6.4982%
-------------------------------------------------------
 173        107      $12,392    6.2700%        6.2382%
-------------------------------------------------------
 176        237      $14,172    7.2000%        7.1682%
-------------------------------------------------------
 177        114      $12,075    6.4300%        6.3982%

-------------------------------------------------------
 180        108      $10,331    5.9900%        5.9582%
-------------------------------------------------------
 182        117      $10,922    5.9700%        5.9382%
-------------------------------------------------------
 183        114      $11,225    6.2600%        6.2282%

-------------------------------------------------------
 184         94      $12,999    7.6500%        7.6182%
-------------------------------------------------------
 185         89      $12,086    7.6100%        7.5782%
-------------------------------------------------------
 187        118      $10,609    6.1400%        6.1082%
-------------------------------------------------------
 188        118       $9,413    5.5700%        5.5382%
-------------------------------------------------------
 189        117       $9,398    5.8100%        5.7782%
-------------------------------------------------------
 190        117      $10,704    6.4000%        6.3682%
-------------------------------------------------------
 191        115       $9,398    5.8100%        5.7782%
-------------------------------------------------------
 192        114       $9,646    6.1700%        6.1382%
-------------------------------------------------------
 196        115       $9,451    6.4700%        6.4382%
-------------------------------------------------------
 197         79       $8,451    5.4300%        5.3982%

-------------------------------------------------------
 197A
-------------------------------------------------------
 197B
-------------------------------------------------------
 198        114      $10,053    6.4200%        6.3882%
-------------------------------------------------------
 199        111      $10,035    6.4000%        6.3682%
-------------------------------------------------------
 200         51       $9,334    5.9000%        5.8682%
-------------------------------------------------------
 201         87      $11,498    8.1000%        8.0682%
-------------------------------------------------------
 202        115      $10,450    6.1600%        6.1282%
-------------------------------------------------------
 203        114       $9,673    6.5200%        6.4882%
-------------------------------------------------------
 204        115       $9,913    5.6800%        5.6482%
-------------------------------------------------------
 208        235      $10,678    6.7900%        6.7582%
-------------------------------------------------------
 210        115       $8,321    6.2600%        6.2282%
-------------------------------------------------------
 211        114       $9,836    7.3400%        7.3082%
-------------------------------------------------------
 212        112       $7,921    5.8000%        5.7682%
-------------------------------------------------------
 213        113       $8,120    6.0100%        5.9782%
-------------------------------------------------------
 214        114       $8,726    6.5200%        6.4882%

-------------------------------------------------------
 216        115       $7,640    6.1800%        6.1482%
-------------------------------------------------------
 217        115       $8,020    6.0400%        6.0082%
-------------------------------------------------------
 219        114       $8,023    6.1300%        6.0982%
-------------------------------------------------------


                                                                SCH. II-7



                                                         Interest                Cut-off Date     Orig         Rem.        Orig
              Servicing                                 Calculation   Original    Principal      Amort.       Amort.       Term
  #  Crossed    Group    Property Name                   (30/360 /    Balance      Balance        Term         Term      Maturity
                                                        Actual/360)
----------------------------------------------------------------------------------------------------------------------------------
 223             1    Shadow Wood Apartments            Actual/360    $1,200,000   $1,191,662      300          295          60
----------------------------------------------------------------------------------------------------------------------------------
 224             2    Paddington Mobile Home Park       Actual/360    $1,207,000   $1,191,004      180          176         180
----------------------------------------------------------------------------------------------------------------------------------
 226             2    American Storage                  Actual/360    $1,150,000   $1,140,812      240          236         120
----------------------------------------------------------------------------------------------------------------------------------
 230             2    Storage Max                       Actual/360    $1,100,000   $1,091,839      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 231             1    Mount Ephraim Plaza               Actual/360    $1,100,000   $1,091,332      240          236         120
----------------------------------------------------------------------------------------------------------------------------------
 234             2    Woodland Estates Mobile Home      Actual/360    $1,000,000     $993,574      300          295         120
                      Park
----------------------------------------------------------------------------------------------------------------------------------
 235             1    Shady Acres Mobile Home Park      Actual/360    $1,000,000     $991,571      300          294          84
----------------------------------------------------------------------------------------------------------------------------------
 237             1    Colonial Crest Apartments         Actual/360      $950,000     $945,636      360          354         120
----------------------------------------------------------------------------------------------------------------------------------
 238             1    Pleasanton Village Apartments     Actual/360      $920,000     $914,168      360          353         120
----------------------------------------------------------------------------------------------------------------------------------
 239             1    Cedar Bayou Mobile Home Park      Actual/360      $900,000     $894,520      240          237         120
----------------------------------------------------------------------------------------------------------------------------------
 240             2    487 Central Avenue                Actual/360      $900,000     $888,497      300          291          60
----------------------------------------------------------------------------------------------------------------------------------
 244             1    Town and Country Crossing         Actual/360      $850,000     $846,016      300          296         120
----------------------------------------------------------------------------------------------------------------------------------
 245             2    132 Mitchell Street               Actual/360      $825,000     $820,918      300          296         120
----------------------------------------------------------------------------------------------------------------------------------
 248             1    Harrison Terrace Apartments       Actual/360      $750,000     $747,844      300          298         120
----------------------------------------------------------------------------------------------------------------------------------
 250             2    Creekside Manor Apartments        Actual/360      $750,000     $745,981      300          296         120
----------------------------------------------------------------------------------------------------------------------------------
 254             2    Sandia Mobile Home Park           Actual/360      $700,000     $691,421      300          291         120
----------------------------------------------------------------------------------------------------------------------------------
 255             1    Stone Green Apartments            Actual/360      $660,000     $654,899      300          294         120
----------------------------------------------------------------------------------------------------------------------------------
 258             2    Melbourne Plaza                   Actual/360      $650,000     $644,294      300          293         120
----------------------------------------------------------------------------------------------------------------------------------



            Rem.                                Net
          Term to     Monthly   Interest     Mortgage
  #       Maturity    Payment     Rate         Rate

------------------------------------------------------
 223       55        $7,732    6.0000%        5.9682%
------------------------------------------------------
 224       176      $10,428    6.3700%        6.3382%
------------------------------------------------------
 226       116       $8,608    6.5500%        6.5182%
------------------------------------------------------
 230       114       $7,607    6.7600%        6.7282%
------------------------------------------------------
 231       116       $8,305    6.6600%        6.6282%
------------------------------------------------------
 234       115       $6,727    6.4600%        6.4282%

------------------------------------------------------
 235        78       $6,443    6.0000%        5.9682%
------------------------------------------------------
 237       114       $6,320    7.0000%        6.9682%
------------------------------------------------------
 238       113       $5,611    6.1600%        6.1282%
------------------------------------------------------
 239       117       $6,626    6.3400%        6.3082%
------------------------------------------------------
 240        51       $5,744    5.9000%        5.8682%
------------------------------------------------------
 244       116       $6,073    7.1200%        7.0882%
------------------------------------------------------
 245       116       $5,726    6.8000%        6.7682%
------------------------------------------------------
 248       118       $4,851    6.0400%        6.0082%
------------------------------------------------------
 250       116       $4,980    6.3200%        6.2882%
------------------------------------------------------
 254       111       $4,575    6.1500%        6.1182%
-----------------------------------------------------
 255       114       $4,465    6.5200%        6.4882%
------------------------------------------------------
 258       113       $4,434    6.6100%        6.5782%
------------------------------------------------------



                                                                   SCH. II-8




              Servicing                                       Maturity               Due               Co-op LTV    Fee
   #  Crossed  Group      Property Name                        Date         ARD      Date  Defeasance  as Co-op  Leasehold

--------------------------------------------------------------------------------------------------------------------------
   1               2      Bay Plaza Community Center         12/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
   2               1      Beverly Center                     2/11/2014      N/A       11     Yes         N/A    Leasehold
--------------------------------------------------------------------------------------------------------------------------
   3               1      Stanford Shopping Center           9/11/2008      N/A       11     Yes         N/A    Leasehold
--------------------------------------------------------------------------------------------------------------------------
   4               2      Mayfair Mall                       7/11/2008      N/A       11     Yes
--------------------------------------------------------------------------------------------------------------------------
  4A                      Mayfair Mall - Retail                                                          N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  4B                      Mayfair Mall - Office                                                          N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
   5               1      Meristar Hospitality Portfolio     10/11/2028  10/11/2013   11     Yes
--------------------------------------------------------------------------------------------------------------------------
  5A                      MeriStar Columbia                                                              N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  5B                      MeriStar Arlington                                                             N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
   6               2      Northfield Square Mall             2/11/2014      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
   7               1      TVO Portfolio                      1/11/2008      N/A       11     Yes
--------------------------------------------------------------------------------------------------------------------------
  7A                      TVO Portfolio - French Quarter                                                 N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  7B                      TVO Portfolio - Garden Pointe                                                  N/A       Fee
                          Apartments
--------------------------------------------------------------------------------------------------------------------------
  7C                      TVO Portfolio - Timbers                                                        N/A       Fee
                          Apartments
--------------------------------------------------------------------------------------------------------------------------
  7D                      TVO Portfolio - Sycamore Village                                               N/A       Fee
                          Apartments
--------------------------------------------------------------------------------------------------------------------------
  7E                      TVO Portfolio - Hillside Park                                                  N/A       Fee
                          Apartments
--------------------------------------------------------------------------------------------------------------------------
   8      (A)      1      Red Lion Hotel Pasco               7/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
   9      (A)      1      Red Lion Hotel Salt Lake Downtown  7/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  10      (A)      1      Red Lion Hotel Redding             7/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  11      (A)      1      Red Lion Hotel Richland Hanford    7/11/2013      N/A       11     Yes         N/A       Fee
                          House
--------------------------------------------------------------------------------------------------------------------------
  13               2      Canterbury Apartments              10/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  17               1      Northland Portfolio                11/11/2013     N/A       11     Yes
--------------------------------------------------------------------------------------------------------------------------
  17A                     Northland Portfolio - Coppermill                                               N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  17B                     Northland Portfolio - Candlewood                                               N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  17C                     Northland Portfolio - Randolph                                                 N/A       Fee
                          Park
--------------------------------------------------------------------------------------------------------------------------
  19               1      Belmont Landing Apartments         10/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  26               1      Sportmart/Westwood Self Storage    11/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  30               2      Irving Towne Center                10/11/2028     N/A       11      No         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  31               1      Ashford Park Apartments            4/11/2008      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  32               2      National Amusements Anchored       9/11/2013      N/A       11     Yes         N/A       Fee
                          Center
--------------------------------------------------------------------------------------------------------------------------
  33               1      Riverbend Commons                  10/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  34               2      Shoppes of Kenwood                 10/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  38               2      32-50 Cooper Square                9/11/2033   9/11/2013    11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  45               1      Northaven Park Apartments          10/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  47               2      Timbers of Deerbrook Apartments    4/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  48               2      Big Pine Key Shopping Center       11/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  51               1      Far North Shopping Center          11/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  53               1      Junipero Serra Office Building     11/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  54               1      TownePlace Suites Dearborn         12/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  55               1      Mallory Corners                    11/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  56               2      Canal Overlook                     10/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  61               1      30 Buxton Farms Road               9/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  66               2      Columbus Greens                    11/11/2013     N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  67               1      Blackhawk Apartments               7/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  68               2      Oakwood Village Apartments         7/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  72      (B)      1      Avgeris-RBX Industries             5/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  73      (B)      1      Avgeris-IVEX Packaging             5/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  74      (B)      1      Avgeris-Ultra Care                 5/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------
  75               2      Bammelwood Apartments              9/11/2013      N/A       11     Yes         N/A       Fee
--------------------------------------------------------------------------------------------------------------------------





          Original             Servicing
           Lockout    Lockout      and                           Environmental
           Period   Expiration  Trustee   Letter of  Earthquake    Insurance
   #      (Months)     Date      Fees      Credit    Insurance      Policy

--------------------------------------------------------------------------------
   1        116    9/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
   2        116    11/11/2013  0.0318%       N/A       Yes            No
--------------------------------------------------------------------------------
   3        53     3/11/2008   0.0318%       N/A       Yes            No
--------------------------------------------------------------------------------
   4        56     4/11/2008   0.0333%       N/A       N/A            No
--------------------------------------------------------------------------------
  4A
--------------------------------------------------------------------------------
  4B
--------------------------------------------------------------------------------
   5        116    7/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  5A
--------------------------------------------------------------------------------
  5B
--------------------------------------------------------------------------------
   6        113    8/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
   7        54     8/11/2007   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  7A
--------------------------------------------------------------------------------
  7B

--------------------------------------------------------------------------------
  7C

--------------------------------------------------------------------------------
  7D

--------------------------------------------------------------------------------
  7E

--------------------------------------------------------------------------------
   8        117    5/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
   9        117    5/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  10        117    5/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  11        117    5/11/2013   0.0318%       N/A       N/A            No

--------------------------------------------------------------------------------
  13        117    8/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  17        113    5/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  17A
--------------------------------------------------------------------------------
  17B
--------------------------------------------------------------------------------
  17C

--------------------------------------------------------------------------------
  19        117    8/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  26        117    9/11/2013   0.0318%       N/A       No             No
--------------------------------------------------------------------------------
  30        41     4/11/2007   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  31        54     11/11/2007  0.0318%       N/A       Yes            No
--------------------------------------------------------------------------------
  32        117    7/11/2013   0.0318%       N/A       N/A            No

--------------------------------------------------------------------------------
  33        117    8/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  34        117    8/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  38        116    6/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  45        117    8/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  47        117    2/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  48        117    9/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  51        117    9/11/2013   0.0318%    $1,700,000   N/A            No
--------------------------------------------------------------------------------
  53        117    9/11/2013   0.0318%       N/A       Yes            No
--------------------------------------------------------------------------------
  54        114    7/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  55        117    9/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  56        117    8/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  61        97     11/11/2011  0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  66        117    9/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  67        114    2/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  68        117    5/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  72        117    3/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  73        117    3/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  74        117    3/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------
  75        117    7/11/2013   0.0318%       N/A       N/A            No
--------------------------------------------------------------------------------


                                                                  SCH. II-9







              Servicing                                       Maturity               Due               Co-op LTV    Fee
   #  Crossed   Group     Property Name                        Date         ARD      Date  Defeasance  as Co-op  Leasehold

---------------------------------------------------------------------------------------------------------------------------

  78               1      Ala Moana Tower                    11/11/2028     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  79               1      Springlake Park Mobile Home Park   10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  80               2      Macedon Commons Shopping Center    11/11/2012     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  81               1      South Pointe Village Mobile Home   11/11/2013     N/A       11     Yes         N/A       Fee
                          Park
---------------------------------------------------------------------------------------------------------------------------
  82               2      Fountain Brook Apartments          10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  84               1      Lakeside Villas                    9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  85               2      Westpark Place Office Building     12/11/2007     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  86               1      TownePlace Suites Livonia          12/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  88               2      Nacogdoches Marketplace            9/11/2028   9/11/2010    11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  90               1      Warwick Apartments                 9/11/2008      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  92               1      Country Inns & Suites Clive        12/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  94               1      Hampton Inn Mechanicsville         9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  95               2      Thunderbird Village Mobile Home    9/11/2013      N/A       11     Yes         N/A       Fee
                          Park
---------------------------------------------------------------------------------------------------------------------------
  96               1      Physicians Plaza II                10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  97               2      Timbers of Keegan's Bayou          10/11/2013     N/A       11     Yes         N/A       Fee
                          Apartments
---------------------------------------------------------------------------------------------------------------------------
  98               1      Redbird Towers                     9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  99               2      Hampton Inn Midlothian             9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  104              2      Parkridge Plaza                    10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  106              1      Buckner Village Apartments         8/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  107              2      Chastain Manor Apartments          7/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  109              2      Park Towers Apartments             9/11/2013      N/A       11     Yes        37.1%      Fee
---------------------------------------------------------------------------------------------------------------------------
  110              1      Katonah Shopping Center            11/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  115              1      Chestnut Hill                      10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  116              2      Village Center at Marshall's       8/11/2013      N/A       11     Yes         N/A       Fee
                          Creek
---------------------------------------------------------------------------------------------------------------------------
  117              2      Assured Storage                    9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  120              2      12 Greenridge Avenue               11/11/2010     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  121              1      Yahara Landing Apartments          9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  122              2      Sierra Verde Apartments            10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  123              1      Pepper Ridge Apartments            9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  125              2      Pine Tree Apartments               10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  128              2      Arch Creek Run Apartments          10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  129              2      Storage Center                     9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  130              1      Cy Fair Plaza                      11/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  133              1      Presidential Suites Apartments     8/11/2013      N/A       11     Yes
---------------------------------------------------------------------------------------------------------------------------
 133A                     Presidential Suites - The Arbors                                               N/A       Fee
                          I
---------------------------------------------------------------------------------------------------------------------------
 133B                     Presidential Suites - The Arbors                                               N/A       Fee
                          II
---------------------------------------------------------------------------------------------------------------------------
 133C                     Presidential Suites - The Arbors                                               N/A       Fee
                          III
---------------------------------------------------------------------------------------------------------------------------
  135              1      Century Plaza                      10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  137              2      Chevy Chase Apartments             9/11/2008      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  142              1      Park on Vista Apartments           7/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  144              1      Hibert Office                      11/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  145              1      Raffin Executive Center            11/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  147              1      Monterey Apartments / Sherbrooke   1/11/2014      N/A       11     Yes
                          Apartments
---------------------------------------------------------------------------------------------------------------------------
 147A                     Sherbrooke Apartments                                                          N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
 147B                     Monterey Apartments                                                            N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  148              2      Hidden Hollow Apartments           1/11/2014      N/A       11     Yes         N/A       Fee
----------------------------------------------------------------------------------------------------------------------------
  150              2      Medford Shopping Center            9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  151              1      Catalina Apartments                6/11/2008      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  152              1      Crestridge Apartments              11/11/2008     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  153     (C)      2      Richlawn Acres Apartments          9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------



         Original             Servicing
          Lockout    Lockout     and                            Environmental
          Period   Expiration  Trustee   Letter of  Earthquake    Insurance
   #     (Months)     Date      Fees      Credit    Insurance      Policy

-------------------------------------------------------------------------------
  78       297    9/11/2028   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  79       117    8/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  80       117    9/11/2012   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  81       117    9/11/2013   0.0318%       N/A       N/A            No

-------------------------------------------------------------------------------
  82       117    8/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  84       114    4/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  85       57     10/11/2007  0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  86       114    7/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  88       81     7/11/2010   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  90       54     4/11/2008   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  92       114    7/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  94       116    6/11/2013   0.0318%    $150,000     N/A            No
-------------------------------------------------------------------------------
  95       117    7/11/2013   0.0318%       N/A       N/A            No

-------------------------------------------------------------------------------
  96       116    7/11/2013   0.0618%       N/A       N/A            No
-------------------------------------------------------------------------------
  97       117    8/11/2013   0.0318%       N/A       N/A            No

-------------------------------------------------------------------------------
  98       117    7/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  99       116    6/11/2013   0.0318%    $150,000     N/A            No
-------------------------------------------------------------------------------
  104      117    8/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  106      117    6/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  107      117    5/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  109      114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  110      117    9/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  115      117    8/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  116      117    6/11/2013   0.0318%       N/A       N/A            No

-------------------------------------------------------------------------------
  117      117    7/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  120      81     9/11/2010   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  121      117    7/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  122      114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  123      114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  125      117    8/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  128      114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  129      114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  130      114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  133      117    6/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
 133A

-------------------------------------------------------------------------------
 133B

-------------------------------------------------------------------------------
 133C

-------------------------------------------------------------------------------
  135      114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  137      54     4/11/2008   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  142      117    5/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  144      114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  145      114    6/11/2013   0.0318%       N/A       No             Yes
-------------------------------------------------------------------------------
  147      114    8/11/2013   0.0318%       N/A       N/A            Yes

-------------------------------------------------------------------------------
 147A
-------------------------------------------------------------------------------
 147B
-------------------------------------------------------------------------------
  148      114    8/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  150      114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  151      54     1/11/2008   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  152      54     6/11/2008   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  153      114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------


                                                                SCH. II-10





              Servicing                                       Maturity               Due               Co-op LTV    Fee
   #  Crossed   Group     Property Name                        Date         ARD      Date  Defeasance  as Co-op  Leasehold

---------------------------------------------------------------------------------------------------------------------------
  154     (C)      2      Grant Street Apartments            9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  156              1      DP Building One                    10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  158              1      Mesa Grande                        11/11/2013     N/A       11      No         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  159              1      Greylock Apartments                9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  160              2      Swarthmore Apartments              9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  161              1      Royalwood Apartments               5/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  163              1      Burnet House                       12/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  166              1      Northpoint Apartments              11/11/2008     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  168              2      66 Fort Point Street               7/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  169              2      1-7 Journal Square                 1/11/2009      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  171              1      Melnick Drive                      11/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  172              1      Desert Plaza Apartments            11/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  173              1      Burleson Plaza                     2/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  176              1      Budget Self Storage                12/11/2023     N/A       11      No         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  177              1      Imperial Marshwood Mobile Home     9/11/2013      N/A       11     Yes         N/A       Fee
                          Park
---------------------------------------------------------------------------------------------------------------------------
  180              2      300 West Coleman Boulevard         3/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  182              1      Tiffany Office Building            12/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  183              2      Forest Mobile Estates Mobile       9/11/2013      N/A       11     Yes         N/A       Fee
                          Home Park
---------------------------------------------------------------------------------------------------------------------------
  184              1      Country Club Village Apartments    1/11/2012      N/A       11      No         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  185              1      Vista Pacifica Industrial Park     8/11/2011      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  187              1      Oak Manor Apartments               1/11/2014      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  188              1      Carriage Works                     1/11/2034   1/11/2014    11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  189              1      Northridge Apartments              12/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  190              1      Courtyard Apartments               12/11/2013     N/A       11      No         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  191              2      Candlewood Apartments - TN         10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  192              2      Clipper Ridge Apartments           9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  196              2      Draper Crossing II                 10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  197              2      Siesta and Julia Mobile Home       10/11/2010     N/A       11     Yes
                          Parks
---------------------------------------------------------------------------------------------------------------------------
 197A                     Julia Mobile Home Park                                                         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
 197B                     Siesta Mobile Home Park                                                        N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  198              2      Mark IV Apartments                 9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  199              2      Crosby Town Center Plaza           6/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  200              2      Discount Personal Storage          6/11/2008      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  201              1      Harbor Building                    6/11/2011      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  202              2      Highland Court Apartments-NY       10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  203              1      Turner Plaza Shopping Center       9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  204              2      Miami Hills Apartments             10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  208              1      Rufe Snow Depot Self Storage       10/11/2023     N/A       11      No         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  210              2      Westwind Mobile Home Park          10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  211              2      6950 Cypress Road                  9/11/2013      N/A       11      No         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  212              1      Germantown Plaza                   7/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  213              1      86 Christopher Street              8/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  214              2      Knickerbocker Square Shopping      9/11/2013      N/A       11     Yes         N/A       Fee
                          Center
---------------------------------------------------------------------------------------------------------------------------
  216              1      1677 Eureka Road                   10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  217              2      Lakewood Village Apartments - TX   10/11/2013     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  219              1      Brooke Hall Apartments             9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  223              1      Shadow Wood Apartments             10/11/2008     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  224              2      Paddington Mobile Home Park        11/11/2018     N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  226              2      American Storage                   11/11/2013     N/A       11      No         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------
  230              2      Storage Max                        9/11/2013      N/A       11     Yes         N/A       Fee
---------------------------------------------------------------------------------------------------------------------------




         Original             Servicing
          Lockout    Lockout     and                            Environmental
          Period   Expiration  Trustee   Letter of  Earthquake    Insurance
   #     (Months)     Date      Fees      Credit    Insurance      Policy

-------------------------------------------------------------------------------
  154       114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  156       114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  158       40     4/11/2007   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  159       114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  160       114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  161       117    3/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  163       114    7/11/2013   0.0318%       N/A       No             Yes
-------------------------------------------------------------------------------
  166       57     9/11/2008   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  168       114    2/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  169       54     8/11/2008   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  171       114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  172       114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  173       117    12/11/2012  0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  176       39     4/11/2007   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  177       114    4/11/2013   0.0318%       N/A       N/A            Yes

-------------------------------------------------------------------------------
  180       117    1/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  182       114    7/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  183       114    4/11/2013   0.0318%       N/A       N/A            Yes

-------------------------------------------------------------------------------
  184       36     2/11/2005   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  185       114    3/11/2011   0.0318%       N/A       No             Yes
-------------------------------------------------------------------------------
  187       114    8/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  188       114    8/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  189       114    7/11/2013   0.0318%       N/A       No             Yes
-------------------------------------------------------------------------------
  190       39     4/11/2007   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  191       114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  192       114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  196       117    8/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  197       78     5/11/2010   0.0318%       N/A       N/A            Yes

-------------------------------------------------------------------------------
 197A
-------------------------------------------------------------------------------
 197B
-------------------------------------------------------------------------------
  198       114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  199       114    1/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  200       54     1/11/2008   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  201       114    1/11/2011   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  202       114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  203       117    7/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  204       114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  208       41     4/11/2007   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  210       116    7/11/2013   0.0318%       N/A       N/A            No
-------------------------------------------------------------------------------
  211       42     4/11/2007   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  212       114    2/11/2013   0.0318%    $150,000     N/A            Yes
-------------------------------------------------------------------------------
  213       114    3/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  214       117    7/11/2013   0.0318%       N/A       N/A            No

-------------------------------------------------------------------------------
  216       114    5/11/2013   0.0318%       N/A       No             Yes
-------------------------------------------------------------------------------
  217       114    5/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  219       114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  223       54     5/11/2008   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  224       174    6/11/2018   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  226       40     4/11/2007   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  230       114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------


                                                              SCH. II-11





              Servicing                                       Maturity               Due               Co-op LTV     Fee
   #  Crossed   Group     Property Name                        Date         ARD      Date  Defeasance  as Co-op   Leasehold

----------------------------------------------------------------------------------------------------------------------------

  231              1      Mount Ephraim Plaza                11/11/2013     N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  234              2      Woodland Estates Mobile Home Park  10/11/2013     N/A       11      No         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  235              1      Shady Acres Mobile Home Park       9/11/2010      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  237              1      Colonial Crest Apartments          9/11/2013      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  238              1      Pleasanton Village Apartments      8/11/2013      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  239              1      Cedar Bayou Mobile Home Park       12/11/2013     N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  240              2      487 Central Avenue                 6/11/2008      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  244              1      Town and Country Crossing          11/11/2013     N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  245              2      132 Mitchell Street                11/11/2013     N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  248              1      Harrison Terrace Apartments        1/11/2014      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  250              2      Creekside Manor Apartments         11/11/2013     N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  254              2      Sandia Mobile Home Park            6/11/2013      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  255              1      Stone Green Apartments             9/11/2013      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------
  258              2      Melbourne Plaza                    8/11/2013      N/A       11     Yes         N/A         Fee
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                        15.2%
----------------------------------------------------------------------------------------------------------------------------



          Original             Servicing
           Lockout    Lockout     and                            Environmental
           Period   Expiration  Trustee   Letter of  Earthquake    Insurance
   #      (Months)     Date      Fees      Credit    Insurance      Policy

-------------------------------------------------------------------------------

  231        114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  234        36     11/11/2006  0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  235        78     4/11/2010   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  237        114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  238        114    3/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  239        114    7/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  240        54     1/11/2008   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  244        114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  245        114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  248        114    8/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  250        114    6/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  254        114    1/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  255        114    4/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------
  258        114    3/11/2013   0.0318%       N/A       N/A            Yes
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



(A) The underlying mortgage loans secured by Red Lion Hotel Pasco, Red Lion Hotel Salt Lake Downtown, Red Lion Hotel Redding and Red Lion Hotel Richland Hanford House are cross-collaterilized and cross-defaulted, respectively.
(B) The underlying mortgage loans secured by Avgeris-RBX Industries, Avgeris-IVEX Packaging and Avgeris-Ultra Care are cross-collaterilized and cross-defaulted, respectively.
(C) The underlying mortgage loans secured by Richlawn Acres Apartments and Grant Street Apartments are cross-collaterilized and cross-defaulted, respectively.


                                                                SCH. II-12

                                                                  SCHEDULE III


                 MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS


Loan #   Property Name                Loan Seller    Cut-Off
                                                     Balance
---------------------------------------------------------------

---------------------------------------------------------------
  8      Red Lion Hotel Pasco           Column     $10,199,113
  9      Red Lion Hotel Salt Lake       Column     $5,941,231
         Downtown
  10     Red Lion Hotel Redding         Column     $4,951,026
  11     Red Lion Hotel Richland        Column     $4,059,841
         Hanford House
---------------------------------------------------------------

---------------------------------------------------------------
  72     Avgeris-RBX Industries         Column     $2,475,746
  73     Avgeris-IVEX Packaging         Column     $2,109,336
  74     Avgeris-Ultra Care             Column     $1,158,649
---------------------------------------------------------------

---------------------------------------------------------------
 153     Richlawn Acres Apartments      Column     $1,160,445
 154     Grant Street Apartments        Column     $938,232
---------------------------------------------------------------


                                  SCH. III-1

                                                                   SCHEDULE IV


                        MORTGAGE LOANS WITH LOST NOTES


                                     None




                                  SCH. IV-1

                                                                    SCHEDULE V

                            EXCEPTIONS TO SELLER'S
                        REPRESENTATIONS AND WARRANTIES


            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:


REPRESENTATION NO. (v):
----------------------

In the case of the mortgage loan identified as Red Lion Hotel Redding, the borrower is not in physical possession of the certificate of occupancy for the property but the municipality has confirmed that it has evidence in its records that one was issued.

In the case of the mortgage loan identified as Westpark Place, a reserve was funded at the origination of the loan to be released to the borrower upon the issuance of a certificate of occupancy or life safety certificate for the property.

REPRESENTATION NO. (x):
----------------------

In the case of four (4) cross-collateralized mortgage loans identified as Red Lion Hotel Pasco, Red Lion Hotel Salt Lake Downtown, Red Lion Hotel Redding, Red Lion and Hotel Richland Hanford House, the borrower is entitled to hold a limited amount of equipment used in the operation of the hotel by means of equipment leases rather than outright ownership. In such instances, the mortgage and related security documents do not provide the lender a security interest or lien on such equipment, but rather only on the borrower's interest therein, to the extent such an interest may be granted under the terms of the equipment lease.

REPRESENTATION NO. (xiii):
-------------------------

In the case of the mortgage loan identified as Stanford Shopping Center, there is other "A Note" secured by the same mortgage which is not part of the mortgage pool.

In the case of the mortgage loan identified as Beverly Center, the same mortgage secures additional "A Notes" which are pari passu with the "A Notes" in the mortgage pool as well as two "B Notes" and one "C Note".

In the case of the mortgage loan identified as Mayfair Mall, there are "A Notes" secured by the same mortgage which are not part of the mortgage pool, which "A Notes" are pari passu with the "B Note" in the mortgage pool.

In the case of the mortgage loan identified as TownePlace Suites Dearborn, an indenture between Ford Motor Land Development Corporation ("Ford") and the borrower grants to Ford the right to repurchase the fee estate granted upon the occurrence of certain "events of termination" as described therein. In


                                   SCH. V-1
mitigation of this right, (i) the lender under the mortgage loan has notices and opportunity to cure the circumstances which could result in such an event of termination pursuant to the indenture itself and the accompanying notice,
(ii) a title insurance endorsement has been obtained with respect to any current default under this indenture, (iii) evidence has been obtained as to the initial compliance of the property's construction with the initial development criteria included within the indenture, and (iv) any misapplication of the proceeds from (or loss resulting from) any repurchase under the indenture has been added as an additional recourse carve-out item for both the borrower and the non-recourse carveout indemnitor under the mortgage loan

In the case of the mortgage loan identified as Buckner Village Apartments, the mortgaged property is subject to a deed containing a "Foreclosure Sale Use Agreement" which states that during the term of the Agreement (which terminates July 29, 2014), any conveyance of the mortgaged property must have prior written approval of HUD, which was obtained for the origination of this mortgage loan.

REPRESENTATION NO. (xxiii):
--------------------------

In the case of the mortgage loan identified as Ashford Park Apartments, the terrorism insurance requirement is waived for the first year of the loan which was originated on March 26, 2003.

REPRESENTATION NO. (xxvii):
--------------------------

In the case of the mortgage loan identified as Avgeris - IVEX Packaging, an adjacent property to the south of the mortgaged property has been impacted by a gasoline release. A representative from the Illinois Environmental Protection Agency (IEPA) stated that the extent of contamination from the south adjacent property had been defined, but IEPA could not determine whether the groundwater at the subject property has been impacted and the investigation continues. The environmental consultant reported that if the mortgaged property has been impacted by the south adjacent property, the IEPA will most likely grant an "innocent operator" exemption from liability to the owner of the mortgaged property and require the responsible party to remediate all impacts.

In the case of the mortgage loan identified as Riverbend Commons, the subject property's soil has been impacted by residual lead contamination. The borrower has received a Determination of Baseline Environmental Assessment Petition Affirmation letter ("Affirmation Letter") from the Michigan Department of Environmental Quality (MDEQ). The Affirmation Letter states that an environmental analysis submitted to MDEQ is adequate for purposes of obtaining an exemption from liability for past contamination not caused by the current owner.

In the case of the mortgage loan identified as Cornerstone Plaza Shopping Center, a Phase II environmental investigation in the area of a former dry-cleaning operation revealed low levels of chlorinated constituents above the Texas Commission on Environmental Quality (TCEQ) soil to groundwater standards. On August 27, 2003, the Phase II environmental consultant provided notice to the TCEQ of the Phase II environmental investigation results and requested regulatory closure of the mortgaged property. The Phase II environmental consultant stated that based on its professional experience, the TCEQ will not require further action because the source of the impact has been removed, the constituent levels are below residential action levels, the property is capped by the current


                                   SCH. V-2
development, and groundwater is not used in the area. Pursuant to the applicable loan documents, the borrower is required to provide the necessary notice to the TCEQ and to seek a "No Further Action" letter. A $1,000 reserve was established upon the origination of this loan for the purpose of obtaining the "No Further Action" letter.

REPRESENTATION NO. (xxviii):
---------------------------

In the case of each of the mortgage loans identified as Mayfair Mall and Beverly Center, a controlling interest in the related borrower may be directly or indirectly transferred or sold without the lender's consent provided that certain stipulated conditions including qualifications of, or specified parameters for, the proposed transferee are satisfied or the permitted qualified transferee is identified in the mortgage documents, and, in some instances, certain rating agency and legal opinion requirements.

In the case of four (4) cross-collateralized mortgage loans identified as Red Lion Hotel Pasco, Red Lion Hotel Salt Lake Downtown, Red Lion Hotel Redding, Red Lion and Hotel Richland Hanford House, the borrower (through several tiers of ownership) is ultimately owned primarily by WestCoast Hospitality Corporation, a publicly traded company. Transfers of ownership interests in WestCoast Hospitality Corporation are permitted and do not violate the due on sale clause of the related mortgages so long as it remains a publicly traded company.

REPRESENTATION NO. (xxxi):
-------------------------

(B) In the case of the mortgage loan identified as Stanford Shopping Center, the ground lease does not provided that it will not be amended or modified without the consent of the lender; however, it does provide that no such amendment or modification made without the consent of the lender will be binding on the lender or any purchaser at foreclosure.

(E) In the case of the mortgage loan identified as Stanford Shopping Center, the ground lease does not permit the ground lease to be assigned without the lessor's consent, which consent is not to be unreasonably withheld or delayed provided certain conditions are satisfied, including, among others, that no event of default shall have occurred, that the proposed transferee (or its parent company) and the key personnel, which may include a third party management company, satisfy certain experience thresholds, that the proposed transferee (or its parent company) shall be an institutional lender (as defined in the ground lease) or a knowledgeable investor who has (or whose parent company has) a net worth of $1,000,000,000.

(J) and (K) In the case of the mortgage loan identified as Beverly Center, if the ground lease is terminated the lessor and lessee divide such proceeds based upon the termination date of the ground lease.

(L) In the case of the mortgage loan identified as Beverly Center, while the ground lease provides for such new lease upon termination of the ground lease but does not expressly state that this includes rejection of the ground lease in a bankruptcy proceeding.

REPRESENTATION NO. (xxxvi):
--------------------------


                                   SCH. V-3

In the case of the mortgage loan identified as Columbus Greens, the borrower may incur unsecured financing in an amount of up to $100,000 for the sole purpose of acquiring up to a maximum of 21mobile/manufactured homes to be held at the mortgaged property for the purpose of sale to a third party.

In the case of the mortgage loan identified as Ala Moana Tower, the borrower is allowed to make a one time loan to Kendric Wong in an amount not to exceed $3,500,000 (such loan to be from the proceeds of the mortgage loan) provided that so long as Kendric Wong is a guarantor under a guaranty and indemnity agreement in favor of the lender under the mortgage loan, the borrower may not, without the prior written consent of the lender, commence any legal action against Kendric Wong to recover such loan.


REPRESENTATION NO. (xxxviii):
----------------------------

In the case of the mortgage loan identified as Creekside Plaza, the mortgaged property secures secondary financing from the Redevelopment Agency of the City of San Leandro.

In the case of the mortgage loan identified as Canal Overlook, there is subordinate debt payable to the City of Indianapolis relating to a trust account established by the City in the early 1990s for the development of the mortgaged property. The City executed a standstill and subordination agreement by which it agreed that no amounts (including principal and interest) will be due and payable during the term of the mortgage loan and that the City could not assign the rights under the subordinate debt until the mortgage loan is paid in full. The City's subordinate debt in its current amount is permitted so long as and when combined with the mortgage loan, the loan to value ratio under the mortgage loan is no greater than 90% and the debt service coverage ratio under the mortgage loan is no less than 1.20 to 1.0. If borrower fails to meet those tests it must pay down the City financing so that they are again satisfied. Additionally, there is subordinate debt which was originally owed by the borrower to Old National Bank and has been assigned to the general partner (95% interest) and sponsor (5% interest) of the borrower. Pursuant to a subordination and standstill agreement, the general partner and sponsor can not assign their rights under the subordinate debt until the mortgage loan is paid in full. The general partner and sponsor are permitted to receive and apply regularly scheduled payments of accrued interest under the subordinate debt so long as (i) payments are made solely out of excess cash flow derived from the mortgage property after the payment of all amounts attributable to the mortgaged loan and the operating expenses for the mortgaged property, (ii) no event of default has occurred and is continuing under the mortgage loan, and (iii) no event has occurred which, with the giving of notice or the passage of time or both, would constitute an event of default under the mortgage loan.

In the case of the mortgage loan identified as Columbus Greens, the borrower may incur unsecured financing in an amount of up to $100,000 for the sole purpose of acquiring up to a maximum of 21mobile/manufactured homes to be held at the mortgaged property for the purpose of sale to a third party.

In the case of the mortgage loans identified as TownePlace Suites Dearborn, Country Inn & Suites Clive and TownePlace Suites Livonia, the borrower is permitted to incur unsecured indebtedness to an affiliate of borrower which is undertaken solely for the purpose of satisfying operating or cash flow shortfalls ("Allowable Affiliate Debt"); provided, however, to the extent any such indebtedness remains outstanding


                                   SCH. V-4
in excess of sixty (60) days, Borrower is required to provide the lender written notice of such indebtedness and the amount thereof and, to the extent required by lender by written notice to the borrower, the borrower is to cause the holder of such indebtedness to provide the lender with copies of all documents evidencing such indebtedness and a subordination and standstill agreement in form and substance satisfactory to the lender. To the extent the borrower fails to provide such a subordination and standstill agreement within thirty (30) days of such notice from the lender, such indebtedness shall cease to be Allowable Affiliate Debt. For purposes of Allowable Affiliate Debt, the term "affiliate" of the borrower is meant to be an entity which, directly or indirectly, is majority owned by Gary S. Holmes or one of the related trusts or family members of Gary S. Holmes as provided in the related mortgage instrument.

In the case of the mortgage loan identified as Red Bird Towers Shopping Center, there is a mezzanine loan in the original amount of $3,950,000 plus the right to 50.0% of net cash flow and 50.0% of net proceeds from the sale of the mortgaged property granted to Protective Life Insurance Company ("PLICO") as secured solely by partnership interests in Borrower. Column Financial, Inc. and PLICO entered an Intercreditor Agreement whereby the mezzanine loan is subordinate to Column Loan; PLICO shall not transfer its interests in the mezzanine loan without the lender's written consent; PLICO can not foreclose on the partnership interests unless (i) the transferee is PLICO, (ii) the mortgaged property will be managed by a qualified manager, (iii) a hard lockbox shall be put in place unless it results in a significant modification under the treasury regulations governing securitized transactions, (iv) a new non-consolidation shall be delivered to the holder of the mortgage loan and
(v) PLICO shall enter an Indemnity and Guaranty and Hazardous Substances Indemnity Agreement.

In the case of the mortgage loan identified as Ala Moana Tower, future unsecured secondary financing is permitted so long as: (a). the combined loan-to-value ratio for the Loan and the Other Indebtedness shall not exceed 42%; (b). the combined minimum debt service coverage ratio for the Loan and the Other Indebtedness shall be equal or greater to the debt service coverage ratio for the Loan on the date of closing; (c). the holder of such Other Indebtedness shall be approved by Lender and shall at all times remain the holder of the Other Indebtedness; (d). the Other Indebtedness shall only be payable out of available cash flow; (e) the Other Indebtedness shall be unsecured and shall be evidenced by a promissory note and other related documents each in form approved by Lender; and (e) the borrower shall deliver to the lender a Subordination and Standstill Agreement (on lender's standard form) fully executed by the borrower and the holder of the Other Indebtedness, which agreement may contain notice and cure rights in favor of the holder of the Other Indebtedness, subject to approval by lender.

REPRESENTATION NO. (xliii):
--------------------------

In the case of the mortgage loan identified as Brooke Hall Apartments, a $245,500 "litigation reserve" was established with the lender upon the origination of the mortgage loan pending the discharge and satisfaction of a certain judgment in favor of Sysco Food Services.

REPRESENTATION NO. (xlvii):
--------------------------

In the case of the mortgage loan identified as Presidential Suites Apartments
- Arbors I, II, and III, in the event of a casualty affecting in excess of 60% of any one of the tracts, that tract may be released from the mortgage provided that no default exists under any loan document and the borrower pays to lender an

                                   SCH. V-5
amount equal to the greater of: (a) insurance proceeds for such casualty and
(b) the allocated value of the entire tract subject to the damage in respect of the entire loan balance.

In the case of the mortgage loan identified as Northland Portfolio, the borrower has the right to obtain the release of an individual property by substituting therefor another residential multi-family apartment property of like kind and quality acquired by the borrower provided that certain stipulated conditions with respect to the substitute property, debt service coverage tests for the mortgage loan, and, if the mortgage loan is part of a securitization, rating agency confirmation to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the securities issued in connection with the securitization, among others, are satisfied. The borrower may not substitute for more than fifty percent (50%) of the original principal amount of the loan without the lender's prior consent which may be granted or denied in its sole discretion.

REPRESENTATION NO. (liv):
------------------------

In the case of the mortgage loan identified as 333 West Fort Street, the environmental indemnity provided by the borrower terminates four years after the payment in full of the loan by the borrower provided the lender has not provided notice of any claims prior to that date.

In the case of the mortgage loan identified as Sportmart/Westwood Self-Storage, the borrower's indemnity related to diminution in value is limited such that the costs attributable thereto shall never exceed the outstanding indebtedness and shall only be payable to the extent such diminution or reduction in sales price results in damage or loss to the lender as a result of its inability to recover the outstanding indebtedness following foreclosure or subsequent sale of the mortgaged property by lender or an affiliated entity.

In the case of the mortgage loan identified as Cooper Square, the borrower is not liable to the lender for any willful act of material waste.

In the case of the mortgage loan identified as Beverly Center, the borrower
(a) is only liable to the lender with respect to the misapplication or misappropriation of rents following an event of default (as defined in the loan documents) if the rents are not applied by borrower to monthly payment, operating expenses or reserve funds, provided the borrower has received written notice, and (b) the borrower is not liable for any willful act of material waste.

In the case of the mortgage loan identified as Stanford Shopping Center, the borrower (a) is only liable to the lender with respect to the misapplication or misappropriation of rents following an event of default (as defined in the loan documents), and (b) the borrower is not liable for any willful act of material waste.

REPRESENTATION NO. (lv):
-----------------------

Generally, in the case of all mortgage loans, the related loan documents may not provide that any cash flow from the related mortgaged property that is applied to amortize such mortgage loan following sits anticipated repayment date shall, to the extent such net cash flow is in excess of the monthly payment payable therefrom be net of budgeted and discretionary (servicer approved) capital expenditures.


                                   SCH. V-6

                                                                     EXHIBIT A

                        REPRESENTATIONS AND WARRANTIES
                         REGARDING THE MORTGAGE LOANS


            For purposes of these representations and warranties, the phrase "to the knowledge of Seller" or "to Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of Seller. Wherever there is a reference to receipt by, or possession of, Seller of any information or documents, or to any action taken by Seller or not taken by Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either Seller or any servicer acting on its behalf.

            Seller hereby represents and warrants, subject to the exceptions set forth in the Exception Report annexed to this Agreement as Schedule V, with respect to the Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

                  (i) Immediately prior to the sale, transfer and assignment to Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to Seller), participation or pledge, and Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

                  (ii) Each Mortgage Loan was either:

                  (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator"); or

                  (B) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

                        1.    such Mortgage Loan was underwritten in
                              accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                        2.    the Qualified Originator approved each
                              application and related credit documents before a commitment by the Non-Qualified Originator was


                                  EXH. A-1
                              issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                        3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                        4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                              (x)   such closing documents reflect the
                                    Qualified Originator as the original
                                    mortgagee, and such Mortgage Loan was
                                    actually funded by the Qualified
                                    Originator at the closing thereof;

                              (y)   such closing documents reflect the
                                    Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                              (z)   such closing documents reflect the
                                    Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in


                                   EXH. A-2
possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and, to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from Seller to the Trustee and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from Seller to the Trustee constitutes the legal, valid and binding assignment from Seller to the Trustee, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided that, in the case of each of the Mayfair Mall Mortgage Loan and the Stanford Shopping Center Mortgage Loan, the related Mortgage, the related Assignment of Leases (if the Assignment of Leases is a separate document from the related Mortgage) and various other related agreements executed by or for the benefit of the related borrower, any guarantor or their successors and assigns in connection with the subject Mortgage Loan have been assigned to the trustee for a separate commercial mortgage securitization trust established by Depositor;


                                   EXH. A-3

            (ix) Since origination (A) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (B) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage; and since December 4, 2003, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) , and except that, in the case of each of the Mayfair Mall Mortgage Loan, the Stanford Shopping Center Mortgage Loan, the Beverly Center Mortgage Loan and the CBA Mortgage Loans, respectively, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection;

            (xi) Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

            (xii) Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all


                                   EXH. A-4
advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the named mortgagee and its successors and assigns (as sole insured) as to such lien, subject only to (A) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the mortgage instrument for that other Mortgage Loan and (F) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (A), (B), (C), (D), (E) and (F) collectively, "Permitted Encumbrances"), , and except that, in the case of each of the Mayfair Mall Mortgage Loan, the Stanford Shopping Center Mortgage Loan, the Beverly Center Mortgage Loan and the CBA Mortgage Loans, respectively, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this paragraph (xv) revealed any immediate repair items, then one


                                   EXH. A-5
of the following is true: (A) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (B) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (C) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (1) $50,000 and (2) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the related Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan, and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither Seller nor, to Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;


                                   EXH. A-6

            (xxii) Except in the case of the Mayfair Mall Mortgage Loan and the Stanford Shopping Center Mortgage Loan, which Mortgage Loans are currently being serviced under the Mayfair Mall Servicing Agreement and the Stanford Shopping Center Servicing Agreement, respectively, all escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, all such escrows and deposits are being conveyed by Seller to Depositor and identified as such with appropriate detail, and any and all requirements for the disbursement of any such escrows have been complied with in all material respects;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Cut-off Date Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise


                                   EXH. A-7
covered by any other representation or warranty made by Seller elsewhere in this Exhibit A or the Exception Report;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (A) or (B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; and the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report (or transaction screen), then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or


                                   EXH. A-8
circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impaired property environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such secured creditor impaired property environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, and has a term extending not less than five years after the maturity date of the related Mortgage Loan; the premiums for such policies have been paid in full; the Trustee is named as an insured under each of such policies; and Seller has delivered to the insurer all related environmental reports in its possession. To Seller's knowledge, in reliance on the environmental reports referred to in the second sentence of this paragraph (xxvii) and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related borrower to other persons who by virtue of such transfers become tenant-shareholders in the related borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the



                                   EXH. A-9
use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off Date);

            (xxxi) With respect to any Mortgage Loan where all or any portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

            (F) The ground lease is in full force and effect, Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;


                                  EXH. A-10

            (G) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

            (H) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and


                                  EXH. A-11

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) Except in the case of each of the Mayfair Mall Mortgage Loan, the Stanford Shopping Center Mortgage Loan, the Beverly Center Mortgage Loan and the CBA Mortgage Loans, respectively, with respect to those Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (B) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to


                                  EXH. A-12
such Mortgaged Property, except as set forth in the Prospectus Supplement, in this Exhibit A or in the Exception Report;

            (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a Single-Purpose Entity (for this purpose, "Single-Purpose Entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To Seller's actual knowledge, each borrower has fully complied with the requirements of the related Note and Mortgage and borrower's organizational documents regarding Single-Purpose Entity status;

            (xxxviii) Except in cases where the related Mortgaged Property is a residential cooperative property, each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of
(A) the replacement cost of the material improvements on such Mortgaged Property, (B) the balance of the Mortgage Loan and (C) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;


                                  EXH. A-13

            (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

            (xliii) Except as disclosed in the Exception Report to this Agreement, to the knowledge of Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

            (xliv) No advance of funds has been made by Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlvii) Except as disclosed in the Exception Report or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple, non-contiguous real properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (C) releases of unimproved out-parcels or (D) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

            (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except



                                  EXH. A-14
in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (xlix) Each UCC Financing Statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each assignment, if any, of such UCC Financing Statement to Seller was, and each assignment, if any, of such UCC Financing Statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to Seller) is, in suitable form for filing in the filing office in which such UCC Financing Statement was filed;

            (l) To Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

            (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to Mortgage Loans with a Cut-off Date Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges with respect to such Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with


                                  EXH. A-15
defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

            (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and provided, further, that, if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the borrower;

            (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer; and
(D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Cut-off Date Principal Balances of all of the mortgage loans (including the Mortgage Loans) sold to Depositor by Column Financial, Inc., PNC Bank, National Association, NCB, FSB, and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of February 26, 2004, between Depositor and Column Financial, Inc., PNC Bank, National Association, NCB, FSB, and KeyBank National Association, respectively, as of the Cut-off Date (there being two such Mortgage Loan Purchase Agreements in the case of Column Financial, Inc.);

            (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and


                                  EXH. A-16

            (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.


                                  EXH. A-17

                                                                     EXHIBIT B

                            AFFIDAVIT OF LOST NOTE


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )



            ____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

            3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $______________ made by ______________, to _______________, under date of ______________
            (the "Note");

            4.    that the Note is now owned and held by _______________;

            5. that the copy of the Note attached hereto is a true and correct copy thereof;

            6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

            8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.


                                   EXH. B-1

                                 COLUMN FINANCIAL, INC.


                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

Sworn to before me this _____
day of __________, 2004


                                   EXH. B-2